FIRST OMAHA FUNDS
SEMI-ANNUAL REPORT

SEPTEMBER 30, 1998

                                                                          (logo)
                                                                     First Omaha
                                                                 Family of Funds

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                              NOTICE TO INVESTORS

                      Shares of the First Omaha Funds are:
                      ------------------------------------
                                NOT FDIC INSURED
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                                 MAY LOSE VALUE
                               NO BANK GUARANTEE
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An investment in the U.S. Government Obligations Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The First Omaha Funds are distributed by Sunstone Distribution Services, LLC.
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                                          FIRST OMAHA FUNDS - SEMI-ANNUAL REPORT
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                                                                    October 1998

DEAR SHAREHOLDER:

We are pleased to provide you with the First Omaha Family of Fund's Semi-Annual Report for the period ended September 30, 1998. In it you will find helpful information regarding your investment, its performance and its management. Also, our portfolio managers have given their observations on the stock and bond markets. Please read this Report carefully and retain it with your Prospectus for future reference.

Once again, thank you for your investment in the First Omaha Family of Funds. We look forward to serving your future investment needs.

THE STOCK MARKET OVERVIEW

As the 3rd quarter came to a close, the general recognition of worldwide financial turmoil was making headlines. The "Asian Contagion" had spread and the question facing U.S. investors was whether or not they could be vaccinated from the perils of the disinflationary spiral through some combination of synchronized Fed easing, IMF intervention and Japanese fiscal policy changes.

The equity markets continued their amazing ascent during the past six months, with the more recent two months providing a wild ride. The crescendo in stocks peaked on July 17th when the market, as measured by the S&P 500, reached its apex at 1186.75. Subsequent to the July top, global economic concerns dominated U.S. investments as fears of the Asian Contagion's impact on earnings drove prices lower, culminating in a one-day plunge on August 31st. The S&P 500 declined 6.8% for the day and 14.6% during the month of August, providing the ninth largest one-month decline since 1929 and the largest decline since October 1987. The S&P 500's decline was the first negative quarter since the 4th quarter of 1994 and the largest quarterly decline since the 3rd quarter of 1990.

Nevertheless, the equity market made a broad-based recovery in September, on the belief that the Federal Reserve will eventually support the markets with additional rate cuts. The S&P 500 finished the 3rd quarter with a total year-to-date return of 4.8%.

<F1>CAPITALIZATION or its abbreviation CAP represents the value of a company as determined by the stock price multiplied by the number of outstanding shares.

While the S&P 500 showed satisfactory results for the nine months ended September 30, 1998, results for the past six months were littered with the carnage of negative returns, as the bear worked its way up the capitalization<F1> spectrum from smaller companies towards larger ones. As we noted in our last report to you, the largest stocks continued to garner the best results, with the top 30 stocks in the S&P 500, measured by market capitalization, contributing the greatest proportion to the overall results. In fact, the top 30 now account for 41% of the index's total market capitalization, up from 36% at the beginning of the year.

As of September 30, 1998, the total return for the last six months was -8.0% for the S&P 500 and -16.3% and -24.4% for the S&P MidCap and S&P 600, respectively. One-year returns were similarly split with the S&P 500 up 9.1% and the S&P MidCap and S&P 600 showing losses of -6.3% and -18.7%, respectively. For the 3rd quarter, the S&P 500 reported a -10.3%, the S&P MidCap was down 14.5% and the S&P 600 reported a -20.9%. During the same period, the average diversified U.S. stock fund posted a -15.0% return, with small stock funds sagging 21.2%, according to Lipper Analytical Services, Inc. The trend of the largest stocks reaping the best results continued, with the largest 30 stocks, measured by market capitalization, contributing the greatest proportion to overall results. As we've noted in the past, the level of profitability reflected in historically high returns on capital cannot be sustained indefinitely. Profit expectations have begun to reverse, based on the growing number of companies that are having difficulty maintaining margins. This is due to the combination of increasing costs and a difficult pricing environment. Corporate earnings growth appears to have peaked and has begun to exhibit a falling trend_quite the opposite of the trend seen in the early 1990's where companies experienced multi-year periods of rising margins. In fact, between 1992 and 1997, earnings for the S&P 500 grew at 12.5% per year annually compared to the long-term growth rate of 5-7% annually for the past 35 years. Consequently, we believe 3rd quarter 1998 will provide the poorest earnings comparison in seven years due to a confluence of factors including the GM strike, financial institution losses from

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volatility of the capital markets, the Asian Contagion, and a relatively difficult comparison to the strong performance in 3rd quarter 1997.

While the largest stocks have provided the lion's share of returns, the valuations of these stocks as measured by price to earnings (P/E) ratios continues to be at historically high levels. The equity market seems to have amnesia regarding valuation levels in light of historical precedents. In this instance, the fundamentals that drive the market have not changed substantially in the past six months_but the valuations have steadily progressed ahead of the underlying business values. This trend has been apparent for the past few years and has allowed the market to perpetuate the major valuation divergence exhibited in the S&P 500.

WE BELIEVE THAT VALUE STILL MATTERS.

Here's why. P/E's are high and have been justified based on the context of low interest rates and the expectation of continued above average corporate profitability. By paying a higher multiple, an investor is paying for higher growth that may or may not be sustainable. However, in our opinion, if an investor misjudges the growth of the business, or if interest rates change dramatically and the investor overpays for the company, then the realized returns will be much lower than anticipated. In other words, we believe P/Es do matter because the greater one overpays for the company, the greater the punishment when a company's fundamentals deteriorate or the company doesn't meet expectations.

We continue to keep our long-term focus on the specific merits of individual investments that provide long-term fundamentals that are attractive and that sell below our appraisal of the company's long-term intrinsic value. As such, we are maintaining a cautious stance, with a focus on investments in companies that have high-quality balance sheets, improving returns on capital and managers that have the demonstrated ability to effectively use capital to increase shareholder value.

THE BOND MARKET OVERVIEW

The past two quarters have been an extraordinary period for bond investors. A flight to quality, by investors who sought the safety of Treasuries, caused interest rates for Treasury issues to drop. This flight to quality was brought on by uncertainty in the financial markets, in the political arena, and in foreign economies. The entire yield curve ended the 3rd quarter below the 5% level, with the 30-year Treasury bond ending at a 4.96% yield, nearly one percent lower than the start of the 2nd quarter. However, credit spreads, the premiums investors receive by taking on the increased risk of corporate bonds, widened significantly as investor concerns over earnings combined with the flight to quality issues to lessen investors appetite for corporate bonds. During the past six months, two non-economic factors led to increased uncertainty in the financial markets. First, there was the continuing saga in Washington, prompting investor concerns about the future of our leadership and its ability to maintain its focus. Then, toward the end of this period, a large hedge fund teetered on the brink of failure. Only a last minute infusion of capital saved the bond market from the potential wrath which would have been caused by liquidation of the fund.

On the economic front, the heightening of the financial crisis in Asia began to impact other economies, including Russia and other emerging markets, which negatively effected the demand for U.S. exports. Weakness in the manufacturing sector caused by the reduced demand then lead to earnings disappointments, worker layoffs, lower stock prices, and ultimately to declines in consumer confidence. The Federal Reserve, armed with the data from a weakening economy as well as with concerns over the potential damage that a failing hedge fund could inflict, decided to ease monetary policy near the end of the 3rd quarter.

As we move toward the end of 1998 and beyond more questions arise. Can rates can go any lower and will the U.S. economy avoid the recession that has plagued most of the world? In searching for the answers all eyes will be on the Fed and their willingness to continue this easing cycle, and on their foreign counterparts to follow suit. If, in fact, the Fed does ease further, we believe short rates may follow and long rates may rise, as the threat of inflation increases with the lower costs of borrowing. However, if the Fed easing can prolong the expansion without reigniting inflation, the long-term outlook for bonds would be positive.

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FIRST OMAHA SMALL CAP VALUE FUND
The inception date for the First Omaha Small Cap Value Fund was June 10, 1996. The six-month period ending September 30 was the most turbulent period the Fund has seen during its young life. The Fund held up relatively well with a six-month return of -19.8% in a market that saw the S&P 400 and 600 down 16.3% and 24.4%, respectively. The most recent underperformance in the small cap sector of the market vs. the large cap sector can be explained by a flight to quality and a pronounced credit crunch occurring in the smaller companies. The most recent flight to quality was caused by uneasiness concerning the world economy (specifically Russia and Asia). Investors continued flocking to companies that have historically had consistent visible earnings (i.e., larger companies). Secondly, a pronounced credit crunch, caused by banks unwillingness to lend, has occurred for smaller companies limiting access to capital needed to efficiently run their business at current levels. By taking a long-term focus on companies with solid balance sheets, strong market share and above average or improving return on shareholder equity, we seek to shelter the Fund from these volatile times.

During the six-month period ending September 30, one position was eliminated and one new position was added. Isco was sold due to management's inability to execute its business strategy. In addition, we believe it had inefficiently made use of its existing capital by investing in areas that were not providing adequate returns to the shareholders. We added Corn Products International to the Fund in July. Corn Products was spun-off from CPC International and produces a variety of food ingredients and industrial products derived from the wet milling of corn.

Three of our existing holdings saw their portfolio weighting reduced during the recent period. Universal Foods, Tennant Co. and Midwest Express were all trimmed. While all three companies remain fundamentally sound we do not believe they possess the same upside potential due to recent price appreciation.

Three of our existing holdings were added to during the period: Calgon Carbon, Nash-Finch and Amcast Industrial. All three of these companies have shown excessive weakness over the past six months and after analyzing the companies future prospects we felt that the recent weakness provided an opportunity for attractive returns going forward.

THE PORTFOLIO

The current structure of the Small Cap Value Fund is a diverse portfolio of small- and mid-cap companies with strong fundamental profiles. We believe that the portfolio should consist of companies with solid balance sheets that can generate sufficient cash flow and that are currently selling below their intrinsic value.

As of September 30, 1998 the portfolio was 93.1% invested in stocks and held cash reserves of 6.9%. The equities were diversified across 30 positions with significant exposure to various sectors of the market.

SMALL CAP VALUE FUND
PORTFOLIO COMPOSITION<F1>
as of September 30, 1998

Basic Industries                          30%
Consumer Staples                          19%
Capital Goods                             17%
Consumer Cyclicals                        14%
Financial                                  7%
Transportation                             7%
Utilities                                  3%
Communication Services                     3%

<F1> Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors include more than one industry.

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References to specific securities included in this letter should not be construed as a recommendation to buy or sell shares in the companies.
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The five largest positions in the portfolio at the end of September represented
21% of the portfolio (see chart).

TOP FIVE HOLDINGS<F2>
as of September 30, 1998

                                   % OF NET ASSETS
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CLARCOR, Inc.                            4.24%
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Nash-Finch Co.                           4.11
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First Brands Corp.                       3.98
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National Presto Industries, Inc.         3.77
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Kellwood Co.                             3.75
---------------------------------------------------

<F2> Excluding cash and cash equivalents
Portfolio composition and holdings are subject to change at any time.

We believe the portfolio, on a weighted average basis, is strong fundamentally and has an attractive valuation as demonstrated by the following table:


PORTFOLIO VALUATION PROFILE
as of September 30, 1998

                               WEIGHTED      S&P MIDCAP    S&P SMALLCAP
                               AVERAGE          400            600
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Price/Earnings<F3>              10.8x          21.3x           19.8x
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Price/Book Value<F3>             1.6x           2.4x            1.8x
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Yield                            3.1%           1.5%            1.1%
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<F3>Based on 1999 estimates

TOTAL RETURN
as of September 30, 1998

                                                        AVERAGE
                                    1 YEAR ENDED      ANNUAL SINCE
                                       9/30/98      COMMENCEMENT<F4>
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First Omaha Small Cap Value Fund      (16.37)%           4.82%
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<F4> Commencement date is 6/10/96

RETURN ON A $10,000 INVESTMENT


                        FIRST OMAHA SMALL CAP                   S&P SMALLCAP
                              VALUE FUND        S&P MIDCAP 400    600 INDEX
                         -------------------    --------------  ------------

6/10/96                           $10,000          $10,000         $10,000
Sept. 1996                          9,880           10,133           9,978
Sept. 1997                         13,331           14,096          13,667
Sept. 1998                         11,148           13,207          11,115



This chart assumes an initial investment of $10,000 made on 6/10/96. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Small Cap Value Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is also a market-value weighted index and was the first benchmark of midcap stock price movement. It is not possible to make a direct investment in an index.

The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity (bid-asked spread, ownership, share turnover and number of no trade days) and industry group representation. It too is a market-value weighted index. It is not possible to make a direct investment in an index.

FIRST OMAHA GROWTH FUND

The U.S. stock market has come under considerable pressure over the last six months, succumbing to the uncertainty that has gripped many other parts of the world for more than a year. Medium-sized companies peaked in April, three months earlier than large company stocks, with prices declining sharply through August. While we know from experience that this is a common course of events in stock markets, the fact is the magnitude of the drop in prices is unsettling for investors.

Be assured that as economic conditions evolve and the outlook for companies and industries shift, we will stay focused

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                                          FIRST OMAHA FUNDS - SEMI-ANNUAL REPORT
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on what really matters over the long term: identifying those companies that are most likely to prosper through the ups and downs of the market. These are the companies that we believe have the potential to provide shareholders higher than average growth in earnings and dividends, and eventually higher share prices.
Our investment strategy now, as always, is to find the best companies in a very wide range of industries_companies that are likely to grow faster than their competitors, taking market share through product development or innovation, customer service, marketing, lower cost production or just better management.

During the recent market descent we reduced positions in major oil company stocks, which had held up well during the decline, and added to positions in financial, technology and transportation stocks, which had been especially weak. Many companies with outstanding prospects for growth have had the largest drops in price, in our view offering an opportunity to buy these companies at particularly attractive valuations.

The decline in medium-size company stock prices was more severe and extended over a longer period of time than large company stocks. Investors flocked to the liquidity and perceived safety of these large companies as the rout in developing markets began to be felt in Europe and North America. The dramatic outperformance of large company stock prices relative to medium-size companies has resulted in valuations that would seem to favor the prospects of medium-size companies in the periods ahead. Many measures of small- and medium-company valuations are as low as they have ever been relative to their larger rivals.

The total return of your First Omaha Growth Fund was -15.4% for the six months ended September 30, 1998 compared to -16.3% for the Standard & Poors 400 MidCap Index. The larger capitalization weighted Standard & Poors 500 Index only declined by -7.0%. The average stock mutual fund tracked by Lipper Analytical Services declined by -15.4% in the six-month period.

THE PORTFOLIO

The Growth Fund on September 30, 1998 was invested in 53 companies that we believe will grow faster than their competitors, but are still selling at a reasonable price. The Fund is diversified across many different industries, avoiding concentrations in any single economic sector to reduce risk. The Fund remains fully invested in stocks, with less than 1% of the portfolio held in cash reserves. We intend to keep the Fund fully invested in stocks to participate in the potential long-term appreciation in the value of U.S. companies.

GROWTH FUND
PORTFOLIO COMPOSITION<F1>
as of September 30, 1998

Basic Industries                          14%
Financial                                 13%
Capital Goods                             12%
Technology                                11%
Consumer Staples                          10%
Utilities                                 10%
Consumer Cyclicals                        10%
Transportation                             5%
HealthCare                                 4%
Int'l. Mutual Funds                        4%
Communication Services                     4%
Energy                                     3%

Diversification is a key to lowering risk. Our five largest holdings represent only 16.5% of the Fund at the end of September, and our largest single position was only 3.8% of the Fund.

TOP FIVE HOLDINGS<F2>
as of September 30, 1998
                                           % OF NET ASSETS
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Qwest Communications International Inc.          3.82%
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Cooper Industries, Inc.                          3.38
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Swift Transportation Co., Inc.                   3.23
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PACCAR Inc.                                      3.13
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Dover Corp.                                      2.94
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<F1> Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors include more than one industry.
<F2> Excluding cash and cash equivalents
Portfolio composition and holdings are subject to change at any time.

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PORTFOLIO VALUATION PROFILE
as of September 30, 1998

                          WEIGHTED         S&P
                          AVERAGE          500
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Price/Earnings<F3>         18.0x          21.0x
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Price/Book Value<F3>        2.4x           4.3x
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Yield                       2.0%           1.7%
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<F3> Based on 1999 estimates
The characteristics of the portfolio confirm that valuations on our medium size growth companies are more modest than what has been typical historically.

TOTAL RETURN
as of September 30, 1998
                               CUMULATIVE SINCE
                               COMMENCEMENT<F4>
-----------------------------------------------
First Omaha Growth Fund            (15.39)%
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<F4> Commencement date is 4/1/98

RETURN ON A $10,000 INVESTMENT

                             FIRST OMAHA
                             GROWTH FUND        S&P MIDCAP 400
                         -------------------    --------------

4/1/98                            $10,000          $10,000
Sept. 1998                          8,461            8,370

This chart assumes an initial investment of $10,000 made on 4/1/98. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, total return would be reduced. The investment return and principal value of an investment in the First Omaha Growth Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by FNC Trust Group, n.a.

The S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is also a market-value weighted index and was the first benchmark of midcap stock price movement. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

FIRST OMAHA EQUITY FUND

The First Omaha Equity Fund continued to underperform the incredible returns of the S&P 500 over the past year. For the 12 months ending September 30, 1998, the Fund produced a return of -4.2% net of fees. As such, the Fund lagged the outstanding return of 9.0% for the S&P 500 during the same period. During the first half of the fiscal year, it was again difficult to beat the returns of the S&P 500 due to the index's narrow focus of very large, more expensive stocks supporting the rest of the index. So far this year, companies selling at 30x trailing earnings or greater are up 28%, while low P/E stocks valued at 16x or less are down 13%.

A number of companies in the Fund failed to meet expectations and have experienced significant price declines, contributing to our underperformance. For example, J.C. Penney's instituted a reorganization plan to improve the coordination of purchasing and distribution functions, while simultaneously rotating 600 store managers. This seemingly innocuous change caused some inventory management problems and a resulting shortage in a number of summer apparel lines. The missed sales opportunity and resulting margin reductions were punished severely, resulting in the stock underperforming relative to its peer group.

Similarly, a 20% decline in the price of copper and Wall Street analysts' expectation of a possible dividend cut pushed Cyprus Amax's stock to "fire sale" prices. However, the stock rebounded in September when pricing of copper failed to reached the depths expected on the street. In addition, reported sales of non-core assets will provide the company with $400 million in cash by year end, assuaging the fears of the possible dividend cut.

While we realize that every portfolio will have its occasional underachiever, we also realize that a number of companies occasionally will exceed expectations. This last six months, Eastman Kodak Co. posted better than expected 2nd quarter earnings on a combination of cost cutting and productivity gains which boosted gross margins by 1% and in turn catapulted the stock back into Wall Street's favor.

Taking advantage of the company's meteoric rise, we decreased our weighting in Eastman Kodak. In addition, we reduced our positions in Exxon, Rite Aid and American General, as valuations were approaching our estimates of fair

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                                          FIRST OMAHA FUNDS - SEMI-ANNUAL REPORT
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valuation. Finally, we added to our positions in International Flavors &
Fragrances, Unocal, Texaco and SAFECO as these stocks appeared to be attractively priced relative to our estimates of their respective intrinsic values.

THE PORTFOLIO

On September 30, 1998, 85% of the portfolio was invested in equities with the balance invested in cash and cash equivalents. The portfolio held 34 stocks and continues to remain well-diversified with exposure to most sectors of the economy.

EQUITY FUND
PORTFOLIO COMPOSITION<F1>
as of September 30, 1998

Consumer Staples                    21%
Financial                           15%
Basic Industries                    13%
Energy                              11%
Capital Goods                       10%
Technology                           9%
Consumer Cyclicals                   8%
Utilities                            5%
Health Care                          4%
Communication Services               4%

The five largest holdings are listed below. These stocks represent approximately 19% of the Fund's net assets and approximately 22% of the value of the equities in the portfolio.

TOP FIVE HOLDINGS<F2>
as of September 30, 1998
                          % OF NET ASSETS
--------------------------------------------
Ingersoll-Rand Co.                   3.90%
--------------------------------------------
Kellwood Co.                         3.86
--------------------------------------------
Cyprus Amax Minerals Co.             3.79
--------------------------------------------
Rite Aid Corp.                       3.55
--------------------------------------------
SAFECO Corp.                         3.50
--------------------------------------------

<F1> Sector weightings represent the percentage of the Fund's equity investments in certain general sectors. These sectors include more than one industry.
<F2> Excluding cash and cash equivalents
Portfolio composition and holdings are subject to change at any time.

The Fund has traditionally held some stocks that are fundamentally stronger and more attractively valued when compared to the S&P 500 benchmark. Regardless of the gyrations found in the general market, we will continue to maintain a focused, conservative strategy that concentrates on companies that provide attractive upside potential with limited business risks; or risks that, in our opinion, are already discounted in the price we pay for the stock.

PORTFOLIO VALUATION PROFILE
as of September 30, 1998
                              WEIGHTED          S&P
                              AVERAGE           500
-----------------------------------------------------
Price/Earnings<F3>             15.8x           21.0x
-----------------------------------------------------
Price/Book Value<F3>            2.8x            4.3x
-----------------------------------------------------
Yield                           2.9%            1.7%
-----------------------------------------------------
<F3> Based on 1999 estimates

TOTAL RETURN
as of September 30, 1998

                             1 YEAR ENDED    AVERAGE ANNUAL SINCE
                               9/30/98         COMMENCEMENT<F4>
-----------------------------------------------------------------
First Omaha Equity Fund<F5>    (4.24)%              13.03%
-----------------------------------------------------------------

<F4> Commencement date is 12/13/92
<F5> Performance data from commencement through April 9, 1995 relates to a predecessor, First Omaha Equity Fund, the assets of which were acquired by the Fund on that date.

Finally, given the large divergence between performance of the S&P 500 and that of the broader market, we have provided an additional measure, the S&P 500 BARRA Value Index, for our shareholders' use in appraising our relative performance. It is felt that this additional information will provide a more thorough basis for assessing our performance in light of our objective to provide you, our shareholder, with long-term capital appreciation while simultaneously subjecting your capital to a lower degree of risk.

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SEMI-ANNUAL REPORT - FIRST OMAHA FUNDS
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RETURN ON A $10,000 INVESTMENT

                             FIRST OMAHA                        S&P 500/BARRA
                             EQUITY FUND      S&P 500 COMPOSITE  VALUE INDEX
                         -------------------  ----------------- ------------

12/13/92                       $10,000             $10,000         $10,000
Sept. 1993                      10,681              10,835          11,942
Sept. 1994                      11,723              11,234          12,007
Sept. 1995                      14,333              14,576          15,332
Sept. 1996                      16,446              17,539          18,191
Sept. 1997                      21,262              24,634          25,326
Sept. 1998                      20,360              26,862          25,278

This chart assumes an initial investment of $10,000 made on 12/13/92. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Equity Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The S&P 500 Composite is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

The Standard & Poors Barra Value Index is a market capitalization-weighted indes of all the stocks in the Standard & Poor's 500 that have low price to book ratios. It is designed so that approximately 50% of the Standard & Poors' 500 market capitalization is the Barra Value Index. The other 50% is in the Barra Growth Index. The Barra Value & Barra Growth indices are rebalanced semi-annually on January 1 and July 1. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

FIRST OMAHA BALANCED FUND

The investment objective of the First Omaha Balanced Fund is to provide a combination of current income and capital appreciation. We attempt to meet that goal through careful analysis and selection of securities that pass through our quantitative and qualitative screening process for value and margin-of-safety. The investment horizon for the Fund is three to five years; therefore, we focus on long-term results.

The First Omaha Balanced Fund provided a total return of 2.83% for the year ended September 30, 1998, which lagged the benchmark indices due primarily to equity underperformance. Our value philosophy has generally been unrewarding during this last phase of the bull stock market. The equity market has experienced large volatility on an almost daily basis, over 70% of the trading days in the quarter moved up or down by over 0.5%. Over 40% of the trading days moved over 1%. Stocks with high valuations have been the most volatile as investors move to limit exposure to volatility. In uncertain markets such as this, we believe the risk-adjusted returns of a long-term, value oriented style will ultimately generate favorable returns. While stocks gyrated through the quarter, bonds generated stellar returns. The flight to quality was evident as Treasuries and to a lesser extent agencies and high-quality corporate bonds moved higher in price.

THE PORTFOLIO

With the market as over-valued as it was at the quarter-ended June 30, 1998, we deemed it prudent to pare down our exposure to equities. Our previous target allocation was 55-60% stock, 40-45% bond and 0-10% cash. We lowered the target range on stock to 45-55%, raised bond exposure to 40-50% and left the cash range at 0-10%. At September 30, equities were a bit lower than target and cash was a bit higher due to the timing of an investment program.

During the quarter, we used our asset allocation change to commit additional funds to corporate bonds rather than to Treasuries as yields on corporate debt versus Treasury bonds rose. The bond segment composition at quarter end was 33.6% Treasuries and agencies and 66.4% high-quality corporate bonds. The average quality rating of the bond portfolio was AA1, reflecting our belief that quality is an important component of future performance. The average maturity of the port-

                                          FIRST OMAHA FUNDS - SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

folio was increased to reflect our growing confidence in the U.S. bond market. After adjusting for inflation, bond yields are at quite high levels. To take advantage of these high yields, we purchased a Halliburton Co. put bond with an actual maturity in 2027. We have the option of putting the bond back to the company in 2007, in essence we get the upside potential of a thirty-year bond when interest rates fall and receive the downside protection of a ten-year bond if rates rise.

We selectively reduced equity holdings in Eastman Kodak, Exxon, Rite Aid and American General as valuations had become extended but not enough to cause their elimination from the portfolio. While we added to our positions in Unocal, Texaco, SAFECO and Corn Products International, we spent less on acquisitions than was generated on the sales. Other positions were increased or decreased to assist in rebalancing the portfolio. We believe the companies we owned as of September 30, 1998 were more fundamentally sound and financially stronger when compared to the overall market. They boasted an above-average dividend yield and a more favorable valuation. The dividend yield on the equity segment was 2.7% at the end of the quarter versus 1.7% for the S&P 500. We own a well-diversified portfolio of 34 stocks with the largest five positions at quarter end representing almost 22% of the segment's market value.

In these turbulent financial markets, we deemed it prudent to lower equity exposure in favor of bonds due to the continued uncertainty facing the world economy. With the threat of recession so pronounced in so many countries, we see the stability of the U.S. bond market as an attractive alternative to the potentially destructive impact of slower economic growth on equities. We continue to prefer stocks of companies which exhibit strong balance sheets, improving returns on capital and healthy cash flows.

BALANCED FUND
PORTFOLIO COMPOSITION
as of September 30,1998

Common Stocks                       41%
Corporate Bonds                     29%
Cash Equivalents                    16%
U.S. Governments                    12%
U.S. Government Agencies             2%

TOP FIVE HOLDINGS<F1>
as of September 30,1998
                                           % OF NET ASSETS
----------------------------------------------------------------
Halliburton Co., Series A, 6.75%, 2/1/27              3.25%
----------------------------------------------------------------
Laclede Gas Co., 6.50%, 10/15/02                      3.19
----------------------------------------------------------------
General Electric Capital Corp., 6.90%, 9/15/15        3.18
----------------------------------------------------------------
Consolidated Natural Gas Co., 6.625%, 12/1/08         3.18
----------------------------------------------------------------
Norwest Financial, Inc., 6.375%, 12/1/07              3.08
----------------------------------------------------------------
<F1> Excluding cash and cash equivalents
Portfolio composition and holdings are subject to change at any time.

TOTAL RETURN
as of September 30, 1998
                             1 YEAR ENDED    AVERAGE ANNUAL SINCE
                               9/30/98         COMMENCEMENT<F2>
-----------------------------------------------------------------
First Omaha Balanced Fund        2.83%              10.84%
-----------------------------------------------------------------
<F2> Commencement date is 8/6/96

SEMI-ANNUAL REPORT - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

RETURN ON A $10,000 INVESTMENT

                       FIRST OMAHA                          LEHMAN BROS. GOV'T.
                      BALANCED FUND     S&P 500 COMPOSITE     CORP. BOND INDEX
                   -------------------  -----------------    ------------------
8/6/1996                  $10,000            $10,000              $10,000
Sept. 1996                 10,105             10,431               10,158
Sept. 1997                 12,138             14,650               11,132
Sept. 1998                 12,481             15,975               12,561


This chart assumes an initial investment of $10,000 made on 8/6/96. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Balanced Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The S&P 500 Composite is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

The Lehman Bros. Gov't./Corp. Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, nonconvertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or govern mental agencies, or international agencies). The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

FIRST OMAHA FIXED INCOME FUND

The First Omaha Fixed Income Fund invests at least 65% of its total assets in investment grade fixed income securities. The portfolio is constructed primarily through the laddering of bonds with various maturities. In this manner we seek to reduce credit and reinvestment rate risk over the long term.

As of September 30, 1998, the portfolio composition was almost 25% government and agency securities, 75% corporate bonds and less than 1% cash. The overall weighted average credit quality of the portfolio remained the same at AA/Aa. The weighted average maturity of the portfolio increased to 11 years.

The record lows in interest rates over the last six months have lead to double digit returns for certain sectors of the bond market. The bond market, as measured by Lehman Bros. Gov't./Corp. Bond Index, outperformed equities, as measured by the S&P 500, over the last 12 months even though corporate bond spreads widened considerably during the past quarter. The high yield and mortgage bond sector have underperformed given the concerns over potentially weak corporate earnings and faster prepayments by homeowners. The Fund did not invest in either of these types of securities. The laddered structure and high credit quality of the portfolio were rewarded with strong returns.

During the last six months we extended the portfolio's duration and average maturity by selling shorter maturity bonds and buying longer maturity bonds. The shorter maturity bonds we sold either had short maturity dates or a call option embedded within the bond. The call option gives the issuer the right to redeem the bond earlier than the stated maturity if conditions are favorable, such as during a falling interest rate environment. For the holder of the callable bond, having a bond called in a lower interest rate environment is not favorable. The holder loses the high coupon bond and has to reinvest the proceeds at lower interest rates. We purchased longer maturity bonds with embedded put options. This put option allows us to redeem the bonds at a specified date in the future if conditions are favorable. Favorable conditions would exist if interest rates increased when the put option was redeemable, so we could redeem our bond with a higher coupon bond, thus increasing cash flow for the portfolio. The end result for the portfolio was that the high credit quality was maintained and the reinvestment risk was reduced.

As mentioned previously, longer maturity securities and high credit quality sectors outperformed all other sectors in the bond market over the past six months. The portfolio is structured to take advantage of movements along the entire yield curve, while reducing credit risk by investing in U.S. Treasury and agency securities, and high grade corporate bonds. Our philosophy of diversifying the maturity structure and issuer exposure will continue to be our main emphasis going forward.

                                          FIRST OMAHA FUNDS - SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

FIXED INCOME FUND
PORTFOLIO COMPOSITION
as of September 30, 1998

Corporate Bonds                     74%
U.S. Governments                    13%
U.S. Government Agencies            12%
Cash Equivalents                     1%

TOP FIVE HOLDINGS<F1>
as of September 30, 1998
                                         % OF NET ASSETS
-------------------------------------------------------------
U.S. Treasury STRIP, 2/15/07                       5.16%
-------------------------------------------------------------
PPG Industries, Inc., 7.375%, 6/1/16               4.01
-------------------------------------------------------------
Halliburton Co., Series A, 6.75%, 2/1/27           3.94
-------------------------------------------------------------
General Electric Capital Corp., 6.90%, 9/15/15     3.85
-------------------------------------------------------------
U.S. Treasury STRIP, 2/15/12                       3.81
-------------------------------------------------------------
<F1> Excluding cash and cash equivalents
Portfolio composition and holdings are subject to change at any time.

TOTAL RETURN
as of September 30, 1998
                        1 YEAR ENDED    AVERAGE ANNUAL SINCE
                          9/30/98         COMMENCEMENT<F2>
------------------------------------------------------------
First Omaha Fixed
Income Fund<F3>            13.30%              7.94%
------------------------------------------------------------
<F2> Commencement date is 12/13/92
<F3> Performance data from commencement through April 9, 1995 relates to a predecessor, First Omaha Fixed Income Fund, the assets of which were acquired by the Fund on that date.

RETURN ON A $10,000 INVESTMENT

                       FIRST OMAHA     LEHMAN BROS. GOV'T.
                    FIXED INCOME FUND   CORP. BOND INDEX
                   -------------------  -----------------
12/13/92                $10,000               $10,000
Sept. 1993               11,248                11,255
Sept. 1994               10,603                10,789
Sept. 1995               12,201                12,337
Sept. 1996               12,547                12,893
Sept. 1997               13,753                14,129
Sept. 1998               15,581                15,944

This chart assumes an initial investment of $10,000 made on 12/13/92. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Fixed Income Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The Lehman Bros. Gov't./Corp. Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, fixed rate, noncon vertible, investment grade, dollar-denominated, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, munici palities, or govern mental agencies, or international agencies). The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

SEMI-ANNUAL REPORT - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

FIRST OMAHA SHORT/INTERMEDIATE FIXED INCOME FUND

The First Omaha Short/Intermediate Fixed Income Fund invests at least 65% of its total assets in investment grade fixed income securities. The portfolio expects to maintain a weighted average maturity of two to five years.

As of September 30, 1998, the portfolio's composition was almost 30% government and agency securities, 63% corporate bonds and 7% cash. The overall weighted average credit quality remained AA/Aa for the portfolio, while the weighted average maturity was 4.5 years.

With the continued move toward lower interest rates over the past several months we have seen significant returns for certain sectors of the bond market, including the short and intermediate parts of the yield curve. Concerns over corporate profits has lead to the bond market, as measured by Lehman Bros. Gov't./Corp. Bond Index, outperforming equities, as measured by the S&P 500, in the latest 12-month period but has also lead to wider corporate bond spreads. Given these concerns the high yield sector has underperformed the government and high grade sectors. Mortgage-backed securities have also underperformed given investor concerns over potentially faster prepayments of mortgages by homeowners. The Fund invested in neither high yield bonds nor mortgage-backed securities. The laddered maturity structure and high credit quality of the portfolio were rewarded with strong returns.

During the past six months the portfolio has had one bond mature, Wisconsin Electric Power, and one bond called, Northern Illinois Gas. Early in this period the Northern Illinois Gas bond was replaced with a Treasury STRIP. Later in the period, as economic conditions caused corporate bond yields to become more attractive, other Treasury positions and the maturing Wisconsin Electric Power were replaced with corporate bonds. This allowed us to take advantage of the historically high relative yields that corporate bonds offered. Potomac Electric Power and Motorola bonds were purchased in this manner. The resulting portfolio was one that was slightly longer, maintained a high credit quality, and that had reduced reinvestment risk by replacing the callable bond with a non-callable bond.

Performance for the Fund was achieved by having a structure that takes advantage of declining rates along the entire yield curve while reducing credit risk. This allowed it to capitalize on the over performance of high credit quality sectors and on the lower interest rate environment during the past six months. We will continue to emphasize the philosophy of diversifying the maturity structure and issuer exposure in the months that follow.

SHORT/INTERMEDIATE FIXED INCOME FUND
PORTFOLIO COMPOSITION
as of September 30, 1998

Corporate Bonds                     63%
U.S. Governments                    21%
U.S. Government Agencies             9%
Cash Equivalents                     7%


TOP FIVE HOLDINGS<F1>
as of September 30, 1998
                                     % OF NET ASSETS
-----------------------------------------------------------
U.S. Treasury STRIP, 2/15/02                     5.35%
-----------------------------------------------------------
Federal Home Loan Bank, 6.50%, 11/29/05          5.04
-----------------------------------------------------------
U.S. Treasury Note, 6.125%, 12/31/01             4.84
-----------------------------------------------------------
U.S. Treasury STRIP, 2/15/07                     3.93
-----------------------------------------------------------
U.S. Treasury STRIP, 8/15/00                     3.80
-----------------------------------------------------------
<F1> Excluding cash and cash equivalents
Portfolio composition and holdings are subject to change at any time.

TOTAL RETURN
as of September 30, 1998
                                  1 YEAR ENDED    AVERAGE ANNUAL SINCE
                                    9/30/98         COMMENCEMENT<F2>
----------------------------------------------------------------------
First Omaha Short/Intermediate
Fixed Income Fund<F3>                10.06%              6.21%
----------------------------------------------------------------------
<F2> Commencement date is 12/13/92
<F3> Performance data from commencement through April 9, 1995 relates to a predecessor, First Omaha Short/Intermediate Fixed Income Fund, the assets of which were acquired by the Fund on that date.

                                          FIRST OMAHA FUNDS - SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

RETURN ON A $10,000 INVESTMENT


                         FIRST OMAHA                 LEHMAN BROS. MUTUAL FUND
            SHORT/INTERMEDIATE FIXED INCOME FUND  SHORT (1-5) U.S. GOV'T. INDEX
           --------------------------------------  ----------------------------
12/13/92                  $10,000                            $10,000
Sept. 1993                 10,698                             10,710
Sept. 1994                 10,555                             10,690
Sept. 1995                 11,552                             11,689
Sept. 1996                 12,029                             12,326
Sept. 1997                 12,885                             13,225
Sept. 1998                 14,182                             14,431


This chart assumes an initial investment of $10,000 made on 12/13/92. Total Return is based on net change in N.A.V. assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions. Performance figures reflect fee waivers in effect, represent past performance, which is no guarantee of future results, and will fluctuate. In the absence of fee waivers, Total Return would be reduced. The investment return and principal value of an investment in the First Omaha Short/Intermediate Fixed Income Fund will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost. This Fund is advised by First National Bank of Omaha.

The Lehman Bros. Mutual Fund Short (1-5) U.S. Government Index is an index made up of the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government). It includes only those bonds with maturities of up to five years. The returns for this index do not reflect any fees or expenses. It is not possible to make a direct investment in an index.

SEMI-ANNUAL REPORT - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
September 30, 1998 (Unaudited)
SMALL CAP VALUE FUND

   NUMBER
  OF SHARES                                                        VALUE
--------------                                                  -----------

COMMON STOCKS 92.96%
            AIRLINES 2.70%
    11,550  Midwest Express Holdings, Inc.<F1>                   $  386,925
                                                                 ----------

            BUSINESS SERVICES 3.48%
    25,500  Franklin Covey Co.<F1>                                  498,844
                                                                 ----------
            CHEMICALS 9.37%
    15,500  Dexter Corp.                                            379,750
    38,800  Oil-Dri Corp. of America                                497,125
    19,400  WD-40 Co.                                               464,387
                                                                 ----------
                                                                  1,341,262
                                                                 ----------

            CONSUMER PRODUCTS 3.98%
    26,100  First Brands Corp.                                      569,306
                                                                 ----------

            ELECTRONICS 2.54%
    10,400  Teleflex, Inc.                                          364,000
                                                                 ----------

            ENVIRONMENTAL CONTROL 3.37%
    64,900  Calgon Carbon Corp.                                     482,694
                                                                 ----------

            FOOD 10.36%
    20,600  Corn Products International, Inc.                       520,150
    40,100  Nash-Finch Co.                                          588,969
    17,900  Universal Foods Corp.                                   373,662
                                                                 ----------
                                                                  1,482,781
                                                                 ----------

            HOME FURNISHINGS 3.77%
    14,400  National Presto Industries, Inc.                        540,000
                                                                 ----------

            INSURANCE 6.41%
    13,400  American Financial Group, Inc.                          433,825
    26,700  The Guarantee Life Companies, Inc.                      483,937
                                                                 ----------
                                                                    917,762
                                                                 ----------

            MACHINERY & EQUIPMENT 9.59%
    20,100  Lawson Products, Inc.                                   442,200
    14,700  Modine Manufacturing Co.                                426,300
    10,100  Tecumseh Products Co., Class A                          505,000
                                                                 ----------
                                                                  1,373,500
                                                                 ----------

            MANUFACTURING 2.53%
     9,700  Tennant Co.                                             361,931
                                                                 ----------

   NUMBER
  OF SHARES                                                        VALUE
--------------                                                  -----------

            METAL PRODUCTS 2.81%
    27,400  Amcast Industrial Corp.                              $  402,438
                                                                 ----------

            MINING 3.35%
    12,300  Cleveland-Cliffs, Inc.                                  479,700
                                                                 ----------

            MOTOR VEHICLE PARTS & ACCESSORIES 4.24%
    39,500  CLARCOR Inc.                                            607,313
                                                                 ----------

            PACKAGING & CONTAINERS 2.69%
    13,400  The West Co., Inc.                                      385,250
                                                                 ----------

            PAPER PRODUCTS 3.18%
    34,800  P.H. Glatfelter Co.                                     454,575
                                                                 ----------

            TEXTILE MANUFACTURING 3.75%
    20,000  Kellwood Co.                                            537,500
                                                                 ----------

            TIRE & RUBBER 2.68%
    12,100  Bandag, Inc.                                            384,175
                                                                 ----------

            TOBACCO 3.22%
    12,900  Universal Corp.                                         461,175
                                                                 ----------

            TRUCKING LEASING 3.45%
    31,400  Werner Enterprises, Inc.                                494,550
                                                                 ----------

            UTILITIES - ELECTRIC SERVICES 3.03%
    22,100  DPL Inc.                                                433,713
                                                                 ----------

            UTILITIES - TELECOMMUNICATIONS 2.46%
    14,200  Aliant Communications, Inc.                             351,450
                                                                 ----------
Total Common Stocks (cost $15,093,712)                           13,310,844
                                                                 ----------


  PRINCIPAL
   AMOUNT
--------------


U.S. TREASURY BILLS 3.49%
  $500,000  10/15/98                                                499,160
                                                                 ----------

Total U.S. Treasury Bills (cost $498,986)                           499,160
                                                                 ----------

                                          FIRST OMAHA FUNDS - SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

   NUMBER
  OF SHARES                                                        VALUE
--------------                                                  -----------

INVESTMENT COMPANIES 3.34%
   478,876  Goldman Sachs ILA Treasury
            Obligations Portfolio                               $   478,876
                                                                 ----------

Total Investment Companies (cost $478,876)                          478,876
                                                                 ----------
Total Investments (cost $16,071,574) 99.79%                      14,288,880

Other Assets, less Liabilities 0.21%                                 29,976
                                                                 ----------
NET ASSETS 100.00%                                              $14,318,856
                                                                 ==========

<F1>  Non-income producing security

See notes to financial statements.

SEMI-ANNUAL REPORT - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
September 30, 1998 (Unaudited)
GROWTH FUND

   Number
  of Shares                                                        Value
--------------                                                  -----------
COMMON STOCKS 90.17%
            AEROSPACE 4.59%
     2,800  Boeing Co.                                           $   96,075
    28,200  OEA Inc.                                                267,900
     3,000  Raytheon Co., Class B                                   161,813
                                                                 ----------
                                                                    525,788
                                                                 ----------

            AUTOMOTIVE PARTS 1.65%
     6,300  Genuine Parts Co.                                       189,394
                                                                 ----------

            BANKING 1.25%
     4,000  Norwest Corp.                                           143,250
                                                                 ----------

            BEVERAGES 5.15%
     3,000  Anheuser-Busch Cos., Inc.                               162,000
     3,700  PepsiCo, Inc.                                           108,919
    14,300  Robert Mondavi Corp., Class A<F1>                       319,069
                                                                 ----------
                                                                    589,988
                                                                 ----------

            BUSINESS SERVICES 1.30%
     2,000  Automatic Data Processing, Inc.                         149,500
                                                                 ----------

            CHEMICALS 3.23%
     3,400  Air Products and Chemicals, Inc.                        101,150
     9,300  Sigma-Aldrich Corp.                                     268,537
                                                                 ----------
                                                                    369,687
                                                                 ----------

            COMMUNICATION SERVICES 3.82%
    14,000  Qwest Communications International Inc.<F1>             438,375
                                                                 ----------

            COMPUTER COMPONENTS 2.93%
     5,600  BMC Software, Inc.<F1>                                  336,350
                                                                 ----------

            COMPUTER EQUIPMENT 3.87%
     6,100  Adobe Systems, Inc.                                     211,594
     7,000  Electronic Data Systems Corp.                           232,313
                                                                 ----------
                                                                    443,907
                                                                 ----------

            COMPUTER SERVICES 1.91%
     7,500  Oracle Corp.<F1>                                        218,437
                                                                 ----------

            CONSTRUCTION 2.08%
     5,800  Fluor Corp.                                             238,162
                                                                 ----------

   NUMBER
  OF SHARES                                                        VALUE
--------------                                                  -----------

            DIVERSIFIED 4.85%
     9,500  Cooper Industries, Inc.                                $387,125
     3,100  PPG Industries, Inc.                                    169,144
                                                                 ----------
                                                                    556,269
                                                                 ----------

            ELECTRICAL - INDUSTRIAL 6.19%
     3,600  FPL Group, Inc.                                         250,875
     4,800  New Century Energies, Inc.                              233,700
     8,000  Northern States Power Co.                               224,500
                                                                 ----------
                                                                    709,075
                                                                 ----------

            ELECTRICAL PRODUCTS 1.19%
     2,200  Emerson Electric Co.                                    136,950
                                                                 ----------

            ELECTRONICS 4.67%
     2,500  Hewlett Packard Co.                                     132,344
    20,000  Sensormatic Electronics Corp.<F1>                       117,500
     7,500  Thomas & Betts Corp.                                    285,469
                                                                 ----------
                                                                    535,313
                                                                 ----------

            FINANCIAL SERVICES 7.92%
     7,100  Charles Schwab Corp.                                    279,562
     6,200  MBIA, Inc.                                              332,863
     8,000  MGIC Investment Corp.                                   295,000
                                                                 ----------
                                                                    907,425
                                                                 ----------

            FOOD 3.06%
     2,300  Campbell Soup Co.                                       115,431
    10,000  SYSCO Corp.                                             235,625
                                                                 ----------
                                                                    351,056
                                                                 ----------

            HEALTH CARE SERVICES 2.60%
     8,500  United Healthcare Corp.                                 297,500
                                                                 ----------

            INDUSTRIAL 3.13%
     8,700  PACCAR, Inc.                                            358,331
                                                                 ----------

            INSURANCE 4.01%
     3,000  Allstate Corp.                                          125,062
    25,280  Frontier Insurance Group, Inc.                          334,960
                                                                 ----------
                                                                    460,022
                                                                 ----------

            MACHINERY & EQUIPMENT 2.94%
    10,900  Dover Corp.                                             336,537
                                                                 ----------

                                          FIRST OMAHA FUNDS - SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

   NUMBER
  OF SHARES                                                        VALUE
--------------                                                  -----------

            MANUFACTURING 1.05%
     2,200  Illinois Tool Works Inc.                             $  119,900
                                                                 ----------

            OFFICE EQUIPMENT 1.04%
     1,400  Xerox Corp.                                             118,650
                                                                 ----------

            OIL & GAS 5.94%
     1,700  Chevron Corp.                                           142,906
     3,000  Enron Corp.                                             158,438
     2,000  Mobil Corp.                                             151,875
     5,500  NICOR Inc.                                              227,906
                                                                 ----------
                                                                    681,125
                                                                 ----------

            PHARMACEUTICALS 1.36%
     3,600  Abbott Laboratories                                     156,375
                                                                 ----------

            PHOTOGRAPHY 1.48%
     2,200  Eastman Kodak Co.                                       170,088
                                                                 ----------

            RAILROADS 0.91%
     3,600  Norfolk Southern Corp.                                  104,625
                                                                 ----------

            RETAIL 1.73%
     5,600  Rite Aid Corp.                                          198,800
                                                                 ----------

            TRANSPORTATION 4.32%
     3,900  Burlington Northern Santa Fe Corp.                      124,800
    21,300  Swift Transportation Co., Inc.<F1>                      370,087
                                                                 ----------
                                                                    494,887
                                                                 ----------

Total Common Stocks (cost $11,946,691)                           10,335,766
                                                                 ----------

   NUMBER
  OF SHARES                                                        VALUE
--------------                                                  -----------

INVESTMENT COMPANIES 5.74%
   214,803  Goldman Sachs ILA Treasury
            Obligations Portfolio                                $  214,803
    31,500  Morgan Stanley Asia-Pacific Fund                        183,094
    11,100  Scudder New Europe Fund, Inc.                           181,762
    10,000  Templeton Emerging Markets
            Appreciation Fund                                        78,750
                                                                 ----------

Total Investment Companies (cost $757,843)                          658,409
                                                                 ----------

REAL ESTATE INVESTMENT TRUSTS 4.64%
    14,900  Meditrust Corp. - Paired Stock                          254,231
    10,000  MGI Properties, Inc.                                    277,500
                                                                 ----------

Total Real Estate Investment Trusts (cost $632,931)                 531,731
                                                                 ----------

Total Investments (cost $13,337,465) 100.55%                     11,525,906

Liabilities, less Other Assets (0.55)%                             (63,143)
                                                                 ----------
NET ASSETS 100.00%                                              $11,462,763
                                                                 ==========

<F1>  Non-income producing security

See notes to financial statements.

SEMI-ANNUAL REPORT - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
September 30, 1998 (Unaudited)
EQUITY FUND


   NUMBER
  OF SHARES                                                        VALUE
--------------                                                  -----------

COMMON STOCKS 84.34%
            BUILDING PRODUCTS 2.38%
   225,700  Lafarge Corp.                                        $6,446,556
                                                                 ----------

            COMMUNICATIONS EQUIPMENT 2.58%
   163,600  Motorola, Inc.                                        6,983,675
                                                                 ----------

            COMPUTERS & PERIPHERALS 1.67%
    35,300  International Business Machines Corp.                 4,518,400
                                                                 ----------

            COSMETICS 2.42%
   198,200  International Flavors & Fragrances, Inc.              6,540,600
                                                                 ----------

            ELECTRICAL EQUIPMENT 3.22%
    56,400  Emerson Electric Co.                                  3,510,900
   175,550  Parker-Hannifin Corp.                                 5,211,641
                                                                 ----------
                                                                  8,722,541
                                                                 ----------

            ENVIRONMENTAL CONTROL 0.46%
   169,200  Calgon Carbon Corp.                                   1,258,425
                                                                 ----------

            FOOD MISCELLANEOUS 2.21%
    70,200  BestFoods                                             3,400,313
   102,000  Corn Products International, Inc.                     2,575,500
                                                                 ----------
                                                                  5,975,813
                                                                 ----------

            GROCERY STORES 2.50%
   341,590  Food Lion, Inc., Class A                              3,629,394
   322,540  Food Lion, Inc., Class B                              3,144,765
                                                                 ----------
                                                                  6,774,159
                                                                 ----------

            HEAVY MACHINERY 3.90%
   278,000  Ingersoll-Rand Co.                                   10,546,625
                                                                 ----------

            INSURANCE 12.11%
   286,900  American Financial Group, Inc.                        9,288,388
   143,300  American General Corp.                                9,153,287
    97,700  Marsh & McLennan Cos., Inc.                           4,860,575
   227,100  SAFECO Corp.                                          9,467,231
                                                                 ----------
                                                                 32,769,481
                                                                 ----------

            MANUFACTURING 2.56%
   229,500  Harsco Corp.                                          6,913,687
                                                                 ----------

   NUMBER
  OF SHARES                                                        VALUE
--------------                                                  -----------

            MEDICAL SUPPLIES 1.68%
   110,400  Becton, Dickinson & Co.                              $4,540,200
                                                                 ----------

            MINING 3.79%
   774,800  Cyprus Amax Minerals Co.                             10,266,100
                                                                 ----------

            MOTOR VEHICLE PARTS & ACCESSORIES 1.51%
   265,800  CLARCOR Inc.                                          4,086,675
                                                                 ----------

            OIL 9.55%
   117,100  Exxon Corp.                                           8,218,956
   135,900  Texaco Inc.                                           8,519,231
   250,800  Unocal Corp.                                          9,091,500
                                                                 ----------
                                                                 25,829,687
                                                                 ----------

            PACKAGING & CONTAINERS 2.29%
   258,280  Sonoco Products Co.                                   6,198,720
                                                                 ----------

            PHARMACEUTICALS 1.60%
    41,600  Bristol-Myers Squibb Co.                              4,321,200
                                                                 ----------

            PHOTOGRAPHY 2.79%
    97,800  Eastman Kodak Co.                                     7,561,162
                                                                 ----------

            PUBLISHING 2.57%
   197,300  R.R. Donnelley & Sons Co.                             6,942,494
                                                                 ----------

            RETAIL 6.69%
   188,800  J.C. Penney Co., Inc.                                 8,484,200
   270,900  Rite Aid Corp.                                        9,616,950
                                                                 ----------
                                                                 18,101,150
                                                                 ----------

            SOAPS & CLEANING AGENTS 1.36%
    53,600  Colgate-Palmolive Co.                                 3,671,600
                                                                 ----------

            TELEPHONE 3.30%
   162,400  GTE Corp.                                             8,932,000
                                                                 ----------
            TEXTILE MANUFACTURING 3.86%
   383,300  Kellwood Co.                                         10,435,563
                                                                 ----------

            TOBACCO 3.37%
   255,400  Universal Corp.                                       9,130,550
                                                                 ----------

                                          FIRST OMAHA FUNDS - SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

   NUMBER
  OF SHARES                                                        VALUE
--------------                                                  -----------

            UTILITIES - ELECTRIC SERVICES 3.97%
   358,650  DPL Inc.                                            $ 7,038,506
    79,400  Texas Utilities Co.                                   3,697,063
                                                                -----------
                                                                 10,735,569
                                                                -----------

Total Common Stocks (cost $186,177,070)                         228,202,632
                                                                -----------

  PRINCIPAL
   AMOUNT
--------------


U.S. TREASURY BILLS 7.24%
$5,000,000  3/4/99                                                4,898,189
15,000,000  3/11/99                                              14,684,373
                                                                -----------

Total U.S. Treasury Bills (cost $19,582,562)                     19,582,562
                                                                -----------


   NUMBER
  OF SHARES
--------------

INVESTMENT COMPANIES 7.28%
 7,500,000  Federated Treasury Obligations                        7,500,000
12,210,165  Goldman Sachs ILA Treasury
            Obligations Portfolio                                12,210,165
                                                                -----------

Total Investment Companies (cost $19,710,165)                    19,710,165
                                                                -----------

Total Investments (cost $225,469,797) 98.86%                    267,495,359

Other Assets, less Liabilities 1.14%                              3,077,791
                                                                -----------
NET ASSETS 100.00%                                             $270,573,150
                                                                ===========

See notes to financial statements.

SEMI-ANNUAL REPORT - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
September 30, 1998 (Unaudited)
BALANCED FUND

   NUMBER
  OF SHARES                                                        VALUE
--------------                                                  -----------

COMMON STOCKS 40.52%
            BUILDING PRODUCTS 1.15%
    10,500  Lafarge Corp.                                       $   299,906
                                                                -----------

            COMMUNICATIONS EQUIPMENT 1.21%
     7,400  Motorola, Inc.                                          315,888
                                                                -----------

            COMPUTERS & PERIPHERALS 1.23%
     2,500  International Business Machines Corp.                   320,000
                                                                -----------

            COSMETICS 1.14%
     9,000  International Flavors & Fragrances, Inc.                297,000
                                                                -----------

            ELECTRICAL EQUIPMENT 1.54%
     2,600  Emerson Electric Co.                                    161,850
     8,100  Parker-Hannifin Corp.                                   240,469
                                                                -----------
                                                                    402,319
                                                                -----------

            ENVIRONMENTAL CONTROL 0.21%
     7,400  Calgon Carbon Corp.                                      55,037
                                                                -----------

            FOOD MISCELLANEOUS 1.20%
     3,300  BestFoods                                               159,844
     6,100  Corn Products International, Inc.                       154,025
                                                                -----------
                                                                    313,869
                                                                -----------

            GROCERY STORES 1.22%
    14,000  Food Lion, Inc., Class A                                148,750
    17,270  Food Lion, Inc., Class B                                168,383
                                                                -----------
                                                                    317,133
                                                                -----------

            HEAVY MACHINERY 1.80%
    12,400  Ingersoll-Rand Co.                                      470,425
                                                                -----------

            INSURANCE 5.72%
    13,000  American Financial Group, Inc.                          420,875
     6,500  American General Corp.                                  415,188
     4,400  Marsh & McLennan Cos., Inc.                             218,900
    10,500  SAFECO Corp.                                            437,719
                                                                -----------
                                                                  1,492,682
                                                                -----------

            MANUFACTURING 1.19%
    10,300  Harsco Corp.                                            310,287
                                                                -----------

            MEDICAL SUPPLIES 0.80%
     5,100  Becton, Dickinson & Co.                                 209,737
                                                                -----------

   NUMBER
  OF SHARES                                                        VALUE
--------------                                                  -----------

            MINING 1.81%
    35,600  Cyprus Amax Minerals Co.                            $   471,700
                                                                -----------

            MOTOR VEHICLE PARTS & ACCESSORIES 0.65%
    11,050  CLARCOR Inc.                                            169,894
                                                                -----------

            OIL 4.58%
     5,400  Exxon Corp.                                             379,013
     6,300  Texaco Inc.                                             394,931
    11,600  Unocal Corp.                                            420,500
                                                                -----------
                                                                  1,194,444
                                                                -----------

            PACKAGING & CONTAINERS 1.08%
    11,800  Sonoco Products Co.                                     283,200
                                                                -----------

            PHARMACEUTICALS 0.76%
     1,900  Bristol-Myers Squibb Co.                                197,362
                                                                -----------

            PHOTOGRAPHY 1.33%
     4,500  Eastman Kodak Co.                                       347,906
                                                                -----------

            PUBLISHING 1.24%
     9,200  R.R. Donnelley & Sons Co.                               323,725
                                                                -----------

            RETAIL 3.14%
     8,300  J.C. Penney Co., Inc.                                   372,981
    12,600  Rite Aid Corp.                                          447,300
                                                                -----------
                                                                    820,281
                                                                -----------

            SOAPS & CLEANING AGENTS 0.63%
     2,400  Colgate-Palmolive Co.                                   164,400
                                                                -----------

            TELEPHONE 1.58%
     7,500  GTE Corp.                                               412,500
                                                                -----------

            TEXTILE MANUFACTURING 1.85%
    18,000  Kellwood Co.                                            483,750
                                                                -----------

            TOBACCO 1.59%
    11,600  Universal Corp.                                         414,700
                                                                -----------
            UTILITIES - ELECTRIC SERVICES 1.87%
    16,600  DPL Inc.                                                325,775
     3,500  Texas Utilities Co.                                     162,969
                                                                -----------
                                                                    488,744
                                                                -----------

Total Common Stocks (cost $10,625,251)                           10,576,889
                                                                -----------

                                          FIRST OMAHA FUNDS - SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                          VALUE
--------------                                                  -----------

CORPORATE BONDS 28.27%
            FINANCIAL SERVICES 6.27%
  $750,000  General Electric Capital Corp.,
            6.90%, 9/15/15                                      $   831,165
   750,000  Norwest Financial, Inc.,
            6.375%, 12/1/07                                         804,255
                                                                -----------
                                                                  1,635,420
                                                                -----------

            FOOD PRODUCTS 2.07%
   500,000  Anheuser-Busch Cos., Inc.,
            6.75%, 8/1/03                                           539,785
                                                                -----------

            INDUSTRIAL 3.25%
   750,000  Halliburton Co., Series A,
            6.75%, 2/1/27                                           849,075
                                                                -----------

            PHARMACEUTICALS 3.07%
   750,000  Eli Lilly & Co.,
            6.57%, 1/1/16                                           801,097
                                                                -----------

            RAIL CAR LEASING 2.24%
   500,000  Union Tank Car Co.,
            7.45%, 6/1/09                                           584,475
                                                                -----------

            RETAIL 3.05%
   750,000  Wal-Mart Stores, Inc.,
            6.75%, 5/15/02                                          796,125
                                                                -----------

            UTILITIES - ELECTRIC SERVICES 1.94%
   500,000  Tampa Electric Co.,
            5.75%, 5/1/00                                           507,090
                                                                -----------

            UTILITIES - NATURAL GAS 6.38%
   750,000  Consolidated Natural Gas Co.,
            6.625%, 12/1/08                                         830,925
   750,000  Laclede Gas Co.,
            6.50%, 10/15/12                                         833,235
                                                                -----------
                                                                  1,664,160
                                                                -----------

Total Corporate Bonds (cost $6,803,413)                           7,377,227
                                                                -----------

  PRINCIPAL
   AMOUNT                                                          VALUE
--------------                                                  -----------
U.S. GOVERNMENT AGENCIES 2.01%
  $500,000  Federal National Mortgage Association,
            7.27%, 8/24/05                                      $   523,540
                                                                -----------

Total U.S. Government Agencies (cost $510,881)                      523,540
                                                                -----------

U.S. TREASURY NOTES 10.66%
   300,000  6.75%, 5/31/99                                          303,948
   500,000  6.625%, 6/30/01                                         528,445
   750,000  5.875%, 2/15/04                                         804,120
   500,000  6.50%, 8/15/05                                          563,550
   500,000  7.00%, 7/15/06                                          582,065
                                                                -----------

Total U.S. Treasury Notes (cost $2,554,791)                       2,782,128
                                                                -----------

U.S. TREASURY STRIPS 1.67%
   850,000  2/15/12                                                 436,858
                                                                -----------

Total U.S. Treasury Strips (cost $344,637)                          436,858
                                                                -----------

REPURCHASE AGREEMENTS 13.41%
 3,500,000  G.X. Clarke & Co., 5.30%, dated 9/30/98,
            repurchase price $3,500,515, maturing
            10/1/98 (collateralized by U.S. Treasury
            Notes, 6.25%, 6/30/02)                                3,500,000
                                                                -----------

Total Repurchase Agreements (cost $3,500,000)                     3,500,000
                                                                -----------

  NUMBER OF
   SHARES
--------------

INVESTMENT COMPANIES 2.77%
   723,885  Goldman Sachs ILA Treasury
            Obligations Portfolio                                   723,885
                                                                -----------

Total Investment Companies (cost $723,885)                          723,885
                                                                -----------

Total Investments (cost $25,062,858) 99.31%                      25,920,527

Other Assets, less Liabilities 0.69%                                179,659
                                                                -----------
NET ASSETS 100.00%                                              $26,100,186
                                                                ===========

SEMI-ANNUAL REPORT - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
September 30, 1998 (Unaudited)
FIXED INCOME FUND

  PRINCIPAL
   AMOUNT                                                          VALUE
--------------                                                  -----------

CORPORATE BONDS 73.58%
            COMMUNICATIONS EQUIPMENT 3.77%
$3,000,000  Motorola, Inc.,
            6.50%, 3/1/08                                       $ 3,249,300
                                                                -----------

            FINANCIAL SERVICES 10.43%
 3,000,000  First Union National Bank,
            6.18%, 2/15/36                                        3,172,470
 2,500,000  General Electric Capital Corp.,
            5.50%, 11/1/01                                        2,500,525
 3,000,000  General Electric Capital Corp.,
            6.90%, 9/15/15                                        3,324,660
                                                                -----------
                                                                  8,997,655
                                                                -----------

            FOREST PRODUCTS 3.18%
 2,500,000  Kimberly-Clark Corp.,
            6.875%, 2/15/14                                       2,740,175
                                                                -----------

            INDUSTRIAL GOODS & SERVICES 29.60%
 2,000,000  Air Products & Chemicals, Inc.,
            6.25%, 6/15/03                                        2,110,260
 2,000,000  Albertson's, Inc.,
            6.34%, 2/25/13                                        2,208,820
 2,500,000  Amoco Canada Petroleum Co. Ltd.,
            6.75%, 2/15/05                                        2,729,425
 2,990,000  First Data Corp.,
            6.375%, 12/15/07                                      3,222,801
 2,500,000  Gillette Co.,
            5.75%, 10/15/05                                       2,614,225
 3,000,000  Halliburton Co., Series A,
            6.75%, 2/1/27                                         3,396,300
 3,000,000  Ingersoll Rand Co.,
            6.443%, 11/15/27                                      3,237,540
 2,500,000  Monsanto Co.,
            6.00%, 7/1/00                                         2,545,900
 3,000,000  PPG Industries, Inc.,
            7.375%, 6/1/16                                        3,462,630
                                                                -----------
                                                                 25,527,901
                                                                -----------

            PHARMACEUTICALS 3.67%
 3,000,000  Eli Lilly & Co.,
            6.25%, 3/15/03                                        3,169,560
                                                                -----------

            RAILROADS 0.59%
   500,000  Southern Railway Co.,
            7.75%, 8/1/99                                           509,870
                                                                -----------

  PRINCIPAL
   AMOUNT                                                          VALUE
--------------                                                  -----------

            SOAPS & CLEANING AGENTS 1.77%
$1,500,000  Colgate-Palmolive Co.,
            6.85%, 11/24/99                                     $ 1,526,160
                                                                -----------

            UTILITIES - ELECTRIC SERVICES 6.30%
 2,500,000  National Rural Utilities Cooperative
            Finance Corp., 6.50%, 9/15/02                         2,641,350
 2,500,000  Union Electric Co.,
            6.75%, 5/1/08                                         2,796,925
                                                                -----------
                                                                  5,438,275
                                                                -----------

            UTILITIES - ELECTRIC & OTHER SERVICES
            COMBINED 4.79%
 2,750,000  Citizens Utilities Co.,
            7.60%, 6/1/06                                         3,118,088
 1,000,000  Louisville Gas & Electric Co.,
            7.50%, 7/1/02                                         1,010,580
                                                                -----------
                                                                  4,128,668
                                                                -----------

            UTILITIES - NATURAL GAS 3.20%
 2,500,000  Laclede Gas Co.,
            6.50%, 11/15/10                                       2,756,825
                                                                -----------

            UTILITIES - TELECOMMUNICATIONS 6.28%
 2,500,000  AT&T Corp.,
            7.75%, 3/1/07                                         2,908,375
 2,500,000  Chesapeake & Potomac Telephone Co.
            of Maryland, 5.25%, 5/1/05                            2,509,400
                                                                -----------
                                                                  5,417,775
                                                                -----------

Total Corporate Bonds (cost $58,840,625)                         63,462,164
                                                                -----------

U.S. GOVERNMENT AGENCIES 9.15%
 2,500,000  Federal National Mortgage Association,
            6.85%, 9/12/05                                        2,590,800
 2,500,000  Federal National Mortgage Association,
            7.15%, 10/11/06                                       2,657,875
 2,500,000  Federal National Mortgage Association,
            6.88%, 11/20/06                                       2,640,575
                                                                -----------

Total U.S. Government Agencies (cost $7,605,278)                  7,889,250
                                                                -----------

                                          FIRST OMAHA FUNDS - SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT                                                          VALUE
--------------                                                  -----------

U.S. GOVERNMENT AGENCY STRIPS 2.64%
$5,300,000  Federal Home Loan Bank,
            7/2/12                                             $  1,823,730
 1,320,000  Federal Home Loan Bank,
            7/2/12                                                  454,212
                                                                -----------

Total U.S. Government Agency Strips (cost $2,249,901)             2,277,942
                                                                -----------

U.S. TREASURY BONDS 1.42%
 1,000,000  9.125%, 5/15/09                                       1,223,990
                                                                -----------

Total U.S. Treasury Bonds (cost $1,149,688)                       1,223,990
                                                                -----------

U.S. TREASURY STRIPS 11.08%
 2,122,000  5/15/02                                               1,816,347
  6,513,00  2/15/07                                               4,450,528
 6,400,000  2/15/12                                               3,289,280
                                                                -----------

Total U.S. Treasury Strips (cost $7,375,559)                      9,556,155
                                                                -----------


  NUMBER OF
   SHARES
--------------

INVESTMENT COMPANIES 0.83%
   720,107  Goldman Sachs ILA Treasury
            Obligations Portfolio                                   720,107
                                                                -----------

Total Investment Companies (cost $720,107)                          720,107
                                                                -----------

Total Investments (cost $77,941,158) 98.70%                      85,129,608

Other Assets, less Liabilities 1.30%                              1,117,012
                                                                -----------

NET ASSETS 100.00%                                              $86,246,620
                                                                ===========


See notes to financial statements.

SEMI-ANNUAL REPORT - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
September 30, 1998 (Unaudited)
SHORT/INTERMEDIATE FIXED INCOME FUND

  PRINCIPAL
   AMOUNT                                                          VALUE
--------------                                                  -----------

CORPORATE BONDS 61.79%
            COMMUNICATIONS EQUIPMENT 7.44%
  $750,000  AT&T Corp.,
            6.75%, 4/1/04                                       $   805,230
   750,000  Motorola, Inc.,
            6.50%, 3/1/08                                           812,325
                                                                -----------
                                                                  1,617,555
                                                                -----------

            FINANCIAL SERVICES 10.81%
   750,000  Ford Motor Credit Co.,
            6.125%, 1/9/06                                          778,073
   750,000  General Electric Capital Corp.,
            6.875%, 4/15/00                                         770,640
   750,000  LG&E Capital Corp.,
            6.46%, 1/15/08                                          801,502
                                                                -----------
                                                                  2,350,215
                                                                -----------

            FOOD PRODUCTS 3.65%
   750,000  Anheuser-Busch Cos., Inc.,
            6.90%, 10/1/02                                          792,908
                                                                -----------

            PHARMACEUTICALS 11.02%
   750,000  Eli Lilly & Co.,
            8.125%, 12/1/01                                         821,220
   750,000  SmithKline Beecham PLC,
            6.625%, 10/1/05                                         813,277
   750,000  Upjohn Co.,
            5.875%, 4/15/00                                         762,053
                                                                -----------
                                                                  2,396,550
                                                                -----------

            RETAIL 7.39%
   750,000  Sears Roebuck Acceptance Notes,
            6.90%, 8/1/03                                           804,127
   750,000  Wal-Mart Stores, Inc.,
            6.50%, 6/1/03                                           801,660
                                                                -----------
                                                                  1,605,787
                                                                -----------

            UTILITIES - ELECTRIC SERVICES 10.74%
   750,000  Florida Power & Light Co.,
            5.50%, 7/1/99                                           751,868
   750,000  Monongahela Power Co.,
            5.625%, 4/1/00                                          758,460
   750,000  Union Electric Co.,
            6.875%, 8/1/04                                          823,492
                                                                -----------
                                                                  2,333,820
                                                                -----------
  PRINCIPAL
   AMOUNT                                                          VALUE
--------------                                                  -----------

            UTILITIES - ELECTRIC & OTHER SERVICES
            COMBINED 7.27%
  $750,000  Northern States Power Co.,
            5.75%, 10/1/03                                      $   775,027
   750,000  Potomoc Electric Power Co.,
            6.25%, 10/15/07                                         806,475
                                                                -----------
                                                                  1,581,502
                                                                -----------

            UTILITIES - TELECOMMUNICATIONS 3.47%
   750,000  Chesapeake & Potomac Telephone
            Co. of Maryland, 5.875%, 9/15/99                        754,920
                                                                -----------

Total Corporate Bonds (cost $12,786,232)                         13,433,257
                                                                -----------

U.S. GOVERNMENT AGENCIES 8.71%
 1,000,000  Federal Home Loan Bank,
            6.50%, 11/29/05                                       1,095,570
   750,000  Federal Home Loan Mortgage Corp.,
            5.95%, 1/19/06                                          798,248
                                                                -----------

Total U.S. Government Agencies (cost $1,764,782)                  1,893,818
                                                                -----------

U.S. TREASURY NOTES 6.07%
 1,000,000  6.125%, 12/31/01                                      1,051,580
   250,000  5.875%, 2/15/04                                         268,040
                                                                -----------

Total U.S. Treasury Notes (cost $1,252,305)                       1,319,620
                                                                -----------

U.S. TREASURY STRIPS 14.90%
   402,000  2/15/99                                                 394,969
   896,000  8/15/00                                                 825,879
 1,345,000  2/15/02                                               1,163,694
 1,250,000  2/15/07                                                 854,162
                                                                -----------

Total U.S. Treasury Strips (cost $3,104,840)                      3,238,704
                                                                -----------

                                          FIRST OMAHA FUNDS - SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

  NUMBER OF
   SHARES                                                          VALUE
--------------                                                  -----------

INVESTMENT COMPANIES 6.99%
   800,000  Federated Trust for U.S. Treasury
            Obligations                                         $   800,000
   718,293  Goldman Sachs ILA Treasury
            Obligations Portfolio                                   718,293
                                                                -----------

Total Investment Companies (cost $1,518,293)                      1,518,293
                                                                -----------

Total Investments (cost $20,426,452) 98.46%                      21,403,692

Other Assets, less Liabilities 1.54%                                335,395
                                                                -----------

NET ASSETS 100.00%                                              $21,739,087
                                                                ===========


Schedule of Portfolio Investments
September 30, 1998 (Unaudited)
U.S. GOVERNMENT OBLIGATIONS FUND
  PRINCIPAL
   AMOUNT                                                          VALUE
--------------                                                  -----------

U.S. TREASURY BILLS 12.99%
$5,000,000  11/12/98                                             $4,970,338
 5,000,000  12/24/98                                              4,940,383
 5,000,000  2/4/99                                                4,923,000
                                                                -----------

Total U.S. Treasury Bills (cost $14,833,721)                     14,833,721
                                                                -----------

U.S. TREASURY NOTES 52.58%
10,000,000  5.875%, 10/31/98                                     10,003,408
10,000,000  5.125%, 11/30/98                                      9,995,462
10,000,000  5.75%, 12/31/98                                      10,024,919
10,000,000  5.00%, 1/31/99                                        9,986,100
10,000,000  5.00%, 2/15/99                                        9,996,283
10,000,000  5.875%, 3/31/99                                      10,037,394
                                                                -----------

Total U.S. Treasury Notes (cost $60,043,566)                     60,043,566
                                                                -----------

REPURCHASE AGREEMENTS 34.19%
19,043,190  G. X. Clarke & Co., 4.875%, dated 9/30/98,
            repurchase price $19,045,769, maturing
            10/01/98 (collateralized by U.S. Treasury
            Notes, 6.25%, 3/31/99 and U.S. Treasury Bill,
            3/4/99)                                              19,043,190
 20,000,000 HSBC Securities, Inc., 5.20%, dated 9/30/98,
            repurchase price $20,002,889, maturing
            10/1/98 (collateralized by U.S. Treasury
            Notes, 6.625%, 7/31/01)                              20,000,000
                                                                -----------

Total Repurchase Agreements (cost $39,043,190)                   39,043,190
                                                                -----------

Total Investments (cost $113,920,477) 99.76%                    113,920,477

Other Assets, less Liabilities 0.24%                                270,986
                                                                -----------

NET ASSETS 100.00%                                             $114,191,463
                                                               ============


See notes to financial statements.

SEMI-ANNUAL REPORT - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
September 30, 1998 (Unaudited)
                                                                                                            SHORT/         U.S.
                                              SMALL CAP                                          FIXED   INTERMEDIATE   GOVERNMENT
                                                VALUE       GROWTH      EQUITY      BALANCED     INCOME  FIXED INCOME  OBLIGATIONS
                                                FUND         FUND        FUND         FUND        FUND       FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value
   (cost $16,071,574, $13,337,465,
   $225,469,797, $25,062,858,
   $77,941,158,  $20,426,452 and
   $74,877,287, respectively)             $14,288,880 $11,525,906 $267,495,359 $25,920,527  $85,129,608  $21,403,692 $  74,877,287
-----------------------------------------
   Repurchase agreements, at value (cost
   $0, $0, $0, $0, $0, $0 and $39,043,190,
   respectively)                                    _           _            _           _            _            _    39,043,190
-----------------------------------------
   Receivable for securities sold                   _           _    3,179,113           _            _        3,577             _
-----------------------------------------
   Interest and dividends receivable           23,734      25,938      407,212     183,897    1,118,538      327,243       718,612
-----------------------------------------
   Organizational expenses, net of
   accumulated amortization                     5,169      13,521       10,602       2,659       10,602       10,602        10,602
-----------------------------------------
   Other assets                                13,942      10,265       42,681      11,842       17,284        9,047        28,011
----------------------------------------- ----------- -----------  ----------- -----------  -----------  -----------   -----------
   Total Assets                            14,331,725  11,575,630  271,134,967  26,118,925   86,276,032   21,754,161   114,677,702
-----------------------------------------  ---------- -----------  ----------- -----------  -----------  -----------   -----------
LIABILITIES:
-----------------------------------------
   Payable for securities purchased                 _     100,600      491,146           _            _            _             _
-----------------------------------------
   Dividend payable                                 _           _            _           _            _            _       435,343
-----------------------------------------
   Accrued expenses and other liabilities      11,516      11,112       32,221      16,005       20,305       13,174        28,324
-----------------------------------------
   Accrued investment advisory fee              1,353       1,155       38,450       2,734        9,107        1,900        22,572
----------------------------------------- ----------- -----------  ----------- -----------  -----------  -----------   -----------
   Total Liabilities                           12,869     112,867      561,817      18,739       29,412       15,074       486,239
----------------------------------------- ----------- -----------  ----------- -----------  -----------  -----------   -----------
NET ASSETS                                $14,318,856 $11,462,763 $270,573,150 $26,100,186  $86,246,620  $21,739,087  $114,191,463
----------------------------------------- =========== =========== ============ ===========  ===========  ===========  ============

NET ASSETS CONSIST OF:

   Capital stock                                   14          14          191          23           78           21         1,142
-----------------------------------------
   Paid-in capital in excess of par        15,810,825  13,329,401  208,642,872  24,508,774   78,752,756   21,022,403   114,202,492
-----------------------------------------
   Undistributed net investment income          6,161      12,695       26,494      12,024       87,623       20,405         5,998
-----------------------------------------
   Undistributed net realized gain (loss)
   on investments                             284,550    (67,788)   19,878,031     721,696      217,713    (280,982)      (18,169)
-----------------------------------------
   Net unrealized appreciation
   (depreciation) on investments          (1,782,694) (1,811,559)   42,025,562     857,669    7,188,450      977,240             _
----------------------------------------- ----------- -----------  ----------- -----------  -----------  -----------   -----------
   Net Assets                             $14,318,856 $11,462,763 $270,573,150 $26,100,186  $86,246,620  $21,739,087  $114,191,463
----------------------------------------- =========== =========== ============ ===========  ===========  ===========  ============

CAPITAL STOCK, $0.00001 PAR VALUE

   Authorized                              50,000,000  50,000,000   50,000,000  50,000,000   50,000,000   50,000,000   300,000,000
-----------------------------------------
   Issued and outstanding                   1,390,526   1,359,786   19,123,194   2,254,582    7,846,470    2,097,457   114,209,544
-----------------------------------------
NET ASSET VALUE, REDEMPTION PRICE,
AND OFFERING PRICE PER SHARE
(NET ASSETS/SHARES OUTSTANDING)                $10.30       $8.43       $14.15      $11.58       $10.99       $10.36         $1.00
                                               ======      ======       ======      ======       ======       ======        ======
------------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

                                          FIRST OMAHA FUNDS - SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

Statements of Operations
For the Period from April 1, 1998 to September 30, 1998 (Unaudited)

                                                                                                            SHORT/         U.S.
                                              SMALL CAP                                          FIXED   INTERMEDIATE   GOVERNMENT
                                                VALUE       GROWTH      EQUITY      BALANCED     INCOME  FIXED INCOME  OBLIGATIONS
                                                FUND         FUND        FUND         FUND        FUND       FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest                                  $   35,145    $  19,333  $   968,546  $  382,608  $2,756,294  $ 611,312    $2,776,494

   Dividends                                    176,636      103,036    3,115,274     169,306           _          _             _
-----------------------------------------   -----------  -----------  ----------- ----------- ----------- ----------   -----------
                                                211,781      122,369    4,083,820     551,914   2,756,294    611,312     2,776,494
                                            -----------  -----------  ----------- ----------- ----------- ----------   -----------

EXPENSES:

   Investment advisory fees                      69,773       39,772    1,123,472      99,962     241,984     50,048       129,400
-----------------------------------------
   Fund administration and accounting fees       25,068       25,068      299,592      26,656      80,661     20,019       103,520
-----------------------------------------
   Shareholder servicing fees                    14,445        8,909       37,269      14,797      18,047     14,205        18,863
-----------------------------------------
   Federal and state registration fees            7,988        7,134       12,015       6,019       7,760      5,262         9,626
-----------------------------------------
   Administrative services plan fees              7,591            _      135,128      10,775      38,385      9,110             _
-----------------------------------------
   Professional fees                              5,712        6,348       16,146       5,878       7,724      5,530         7,089
-----------------------------------------
   Custody fees                                   2,463        1,591       44,939       3,998      12,099      3,003        15,528
-----------------------------------------
   Reports to shareholders                        1,473          860       25,491       2,258       6,059      1,443         7,672
-----------------------------------------
   Amortization of organization expenses            964        1,506        3,483         469       3,483      3,483         3,483
-----------------------------------------
   Pricing fees                                     615        1,091          878       1,927       2,247      1,460           159
-----------------------------------------
   Directors' fees                                  456          186        8,072         696       2,078        516         2,817
-----------------------------------------
   Insurance                                        184            _        5,525         313       1,555        411         2,216
-----------------------------------------
   Other expenses                                   167          119        2,939         266         760        126           740
-----------------------------------------   -----------  -----------  ----------- ----------- ------------ ---------   -----------
   Total expenses before waiver                 136,899       92,584    1,714,949     174,014     422,842    114,616       301,113
-----------------------------------------
   Waiver of expenses                          (40,895)     (23,183)    (171,191)    (41,273)    (67,258)   (16,487)      (20,283)
-----------------------------------------   -----------  -----------  ----------- ----------- ------------ ---------   -----------
   Net Expenses                                  96,004       69,401    1,543,758     132,741     355,584     98,129       280,830
-----------------------------------------   -----------  -----------  ----------- ----------- ------------ ---------   -----------
   NET INVESTMENT INCOME                        115,777       52,968    2,540,062     419,173   2,400,710    513,183     2,495,664
-----------------------------------------   -----------  -----------  ----------- ----------- ------------ ---------   -----------
  REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments      123,089     (67,788)   13,341,283     565,189     274,672     61,935         1,111
-----------------------------------------
   Change in unrealized appreciation
   (depreciation) on investments            (3,839,461)  (1,811,559) (52,272,041) (2,054,709)   3,903,351    753,644             _
-----------------------------------------   -----------  -----------  ----------- ----------- ------------ ---------   -----------
   Net Gain (Loss) on Investments           (3,716,372)  (1,879,347) (38,930,758) (1,489,520)   4,178,023    815,579         1,111
-----------------------------------------   -----------  -----------  ----------- ----------- ------------ ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                  $(3,600,595) $(1,826,379)$(36,390,696)$(1,070,347)  $6,578,733 $1,328,762    $2,496,775
                                            ===========  =========== ============ =========== =========== ==========  ============
------------------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

SEMI-ANNUAL REPORT - FIRST OMAHA FUNDS
-------------------------------------------------------------------------------

Statements of Changes in Net Assets


                                                   SMALL CAP VALUE FUND         GROWTH FUND                EQUITY FUND
                                              ------------------------------  ----------------   -------------------------------
                                             APRIL 1, 1998     YEAR ENDED      APRIL 1, 1998      APRIL 1, 1998     YEAR ENDED
                                                THROUGH         MAR. 31,          THROUGH            THROUGH         MAR. 31,
                                            SEPT. 30, 1998        1998         SEPT. 30, 1998     SEPT. 30, 1998       1998
                                              (UNAUDITED)                       (UNAUDITED)        (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------

OPERATIONS:
   Net investment income                     $   115,777    $   182,706         $    52,968      $   2,540,062   $   5,431,047
-------------------------------------------
   Net realized gain (loss) on investments       123,089        576,625            (67,788)         13,341,283      15,146,102
-------------------------------------------
   Change in unrealized appreciation
   (depreciation) on investments             (3,839,461)      1,932,576         (1,811,559)       (52,272,041)      51,301,415
------------------------------------------- ------------   ------------        ------------       ------------   -------------
   Net increase (decrease) in net assets
   resulting  from operations                (3,600,595)      2,691,907         (1,826,379)       (36,390,696)      71,878,564
------------------------------------------- ------------   ------------        ------------       ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                       (114,912)      (181,609)            (40,273)        (2,516,824)     (5,458,420)
-------------------------------------------
   Net capital gains                                   -      (454,364)                   _                  _    (19,230,779)
------------------------------------------- ------------   ------------        ------------       ------------   -------------
   Total distributions                         (114,912)      (635,973)            (40,273)        (2,516,824)    (24,689,199)
-------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares                2,926,438      9,529,746          14,187,466         19,657,737      36,250,380
-------------------------------------------
   Proceeds from reinvestment of dividends       113,813        634,827              39,669          2,495,867      24,523,415
-------------------------------------------
   Redemption of shares                      (2,025,290)    (2,373,895)           (897,720)       (24,746,223)    (55,089,677)
------------------------------------------- ------------   ------------        ------------       ------------   -------------
   Net increase (decrease) from share
   transactions                                1,014,961      7,790,678          13,329,415        (2,592,619)       5,684,118
------------------------------------------- ------------   ------------        ------------       ------------   -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS      (2,700,546)      9,846,612          11,462,763       (41,500,139)      52,873,483
-------------------------------------------
NET ASSETS:
   Beginning of period                        17,019,402      7,172,790                   _        312,073,289     259,199,806
------------------------------------------- ------------   ------------        ------------       ------------   -------------
   End of period                             $14,318,856    $17,019,402         $11,462,763       $270,573,150    $312,073,289
------------------------------------------- ============   ============        ============       ============    ============
   Undistributed net investment income,
   end of period                             $     6,161    $     5,296         $    12,695       $     26,494    $      3,256
                                            ============   ============        ============       ============    ============
------------------------------------------------------------------------------------------------------------------------------------
<F1> Commencement of operations



Statements of Changes in Net Assets


                                                      BALANCED FUND                         FIXED INCOME FUND
                                              ------------------------------          -------------------------------
                                             APRIL 1, 1998     YEAR ENDED           APRIL 1, 1998        YEAR ENDED
                                                THROUGH         MAR. 31,               THROUGH            MAR. 31,
                                            SEPT. 30, 1998        1998             SEPT. 30, 1998           1998
                                              (UNAUDITED)                            (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------

OPERATIONS:
   Net investment income                    $    419,173  $     662,106            $  2,400,710      $  4,422,924
-------------------------------------------
   Net realized gain (loss) on investments       565,189        247,580                 274,672          (25,309)
-------------------------------------------
   Change in unrealized appreciation
   (depreciation) on investments             (2,054,709)      2,925,211               3,903,351         4,616,812
------------------------------------------- ------------   ------------            ------------      ------------
   Net increase (decrease) in net assets
   resulting from operations                 (1,070,347)      3,834,897               6,578,733         9,014,427
------------------------------------------- ------------   ------------            ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                       (418,588)      (657,708)             (2,396,959)       (4,427,433)
-------------------------------------------
   Net capital gains                                   _      (134,164)                       _                 _
------------------------------------------- ------------   ------------            ------------      ------------
   Total distributions                         (418,588)      (791,872)             (2,396,959)       (4,427,433)
-------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares                4,409,725     14,375,680               6,944,163        11,070,510
-------------------------------------------
   Proceeds from reinvestment of dividends       416,496        789,660               2,362,311         4,382,227
-------------------------------------------
   Redemption of shares                      (2,928,670)    (3,411,519)             (4,912,990)      (17,892,679)
------------------------------------------- ------------   ------------            ------------      ------------
   Net increase (decrease) from share
   transactions                                1,897,551     11,753,821               4,393,484       (2,439,942)
------------------------------------------- ------------   ------------            ------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          408,616     14,796,846               8,575,258         2,147,052
-------------------------------------------
NET ASSETS:
   Beginning of period                       $25,691,570    $10,894,724              77,671,362        75,524,310
------------------------------------------- ------------   ------------            ------------      ------------
   End of period                             $26,100,186    $25,691,570             $86,246,620       $77,671,362
------------------------------------------- ============   ============            ============      ============
   Undistributed net investment income,
   end of period                             $    12,024    $    11,439             $    87,623       $    83,872
                                            ============   ============            ============      ============
----------------------------------------------------------------------------------------------------------------------
<F1> Commencement of operations



Statements of Changes in Net Assets



                                                    SHORT/INTERMEDIATE                       U.S. GOVERNMENT
                                                    FIXED INCOME FUND                        OBLIGATIONS FUND
                                              ------------------------------          -------------------------------
                                             APRIL 1, 1998     YEAR ENDED           APRIL 1, 1998        YEAR ENDED
                                                THROUGH         MAR. 31,               THROUGH            MAR. 31,
                                            SEPT. 30, 1998        1998             SEPT. 30, 1998           1998
                                              (UNAUDITED)                            (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------

OPERATIONS:
   Net investment income                   $     513,183   $  1,108,779           $   2,495,664    $    5,327,594
-------------------------------------------
   Net realized gain (loss) on investments        61,935         10,043                   1,111                 _
-------------------------------------------
   Change in unrealized appreciation
   (depreciation) on investments                 753,644        476,475                       _                 _
------------------------------------------- ------------   ------------            ------------      ------------
   Net increase (decrease) in net assets
   resulting from operations                   1,328,762      1,595,297               2,496,775         5,327,594
------------------------------------------- ------------   ------------            ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                       (513,055)    (1,112,789)             (2,495,664)       (5,327,594)
-------------------------------------------
   Net capital gains                                   _              _                       _                 _
------------------------------------------- ------------   ------------            ------------      ------------
   Total distributions                         (513,055)    (1,112,789)             (2,495,664)       (5,327,594)
-------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares                3,530,485      3,159,589             187,172,333       378,648,091
-------------------------------------------
   Proceeds from reinvestment of dividends       501,103      1,063,195                  98,858           158,162
-------------------------------------------
   Redemption of shares                      (2,617,255)    (6,238,476)           (173,577,558)     (403,722,643)
------------------------------------------- ------------   ------------            ------------      ------------
   Net increase (decrease) from share
   transactions                                1,414,333    (2,015,692)              13,693,633      (24,916,390)
------------------------------------------- ------------   ------------            ------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS        2,230,040    (1,533,184)              13,694,744      (24,916,390)
-------------------------------------------
NET ASSETS:
   Beginning of period                        19,509,047     21,042,231             100,496,719       125,413,109
------------------------------------------- ------------   ------------            ------------      ------------
   End of period                             $21,739,087    $19,509,047            $114,191,463      $100,496,719
------------------------------------------- ============   ============            ============      ============
   Undistributed net investment income,
   end of period                             $    20,405    $    20,277            $      5,998      $      5,998
                                            ============   ============            ============      ============
------------------------------------------------------------------------------------------------------------------------------------
<F1> Commencement of operations


See notes to financial statements.

SEMI-ANNUAL REPORT - FIRST OMAHA FUNDS
--------------------------------------------------------------------------------
Financial Highlights<F1>



                                                     SMALL CAP VALUE FUND                GROWTH FUND             EQUITY FUND
                                         --------------------------------------------  ---------------    --------------------------
                                         APRIL 1, 1998   YEAR ENDED  JUNE 10, 1996<F2>   APRIL 1, 1998    APRIL 1, 1998  YEAR ENDED
                                               TO         MAR. 31,           TO               TO               TO         MAR. 31,
                                         SEPT. 30, 1998     1998       MAR. 31, 1997    SEPT. 30, 1998   SEPT. 30, 1998     1998
                                          (UNAUDITED)                                     (UNAUDITED)      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $12.94      $10.52            $10.00          $10.00           $16.19        $13.74
----------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                         0.08        0.19              0.15            0.04             0.13          0.29
----------------------------------------
   Net realized and unrealized gains
   (losses) on investments                     (2.64)        2.88              0.58          (1.58)           (2.04)          3.50
----------------------------------------     --------    --------          --------        --------         --------      --------
   Total from investment operations            (2.56)        3.07              0.73          (1.54)           (1.91)          3.79
----------------------------------------     --------    --------          --------        --------         --------      --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income          0.08        0.19              0.15            0.03             0.13          0.29
----------------------------------------
   Distributions from capital gains                 _        0.46              0.06               _                _          1.05
----------------------------------------     --------    --------          --------        --------         --------      --------
   Total distributions                           0.08        0.65              0.21            0.03             0.13          1.34
----------------------------------------     --------    --------          --------        --------         --------      --------
NET ASSET VALUE, END OF PERIOD                 $10.30      $12.94            $10.52         $  8.43           $14.15        $16.19
----------------------------------------     ========    ========          ========        ========         ========      ========
TOTAL RETURN<F3>                             (19.83)%      29.60%             7.30%        (15.39)%         (11.85)%        28.89%
----------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s)           $14,319     $17,019           $7,173          $11,463         $270,573      $312,073
----------------------------------------
   Ratio of net expenses to average
   net assets<F4>                               1.17%       1.11%             1.34%           1.31%            1.03%         1.03%
----------------------------------------
   Ratio of net investment income to
   average net assets<F4>                       1.41%       1.62%             2.15%           1.00%            1.70%         1.89%
----------------------------------------
   Ratio of net expenses to average
   net assets<F4><F5>                           1.67%       1.92%             3.76%           1.75%            1.14%         1.14%
----------------------------------------
   Ratio of net investment income to
   average net assets<F4><F5>                   0.91%       0.81%           (0.27)%           0.56%            1.59%         1.78%
----------------------------------------
   Portfolio turnover rate<F3>                  7.58%      16.54%             7.45%          11.43%            6.91%        15.87%
------------------------------------------------------------------------------------------------------------------------------------

<F1> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

                                          FIRST OMAHA FUNDS - SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
Financial Highlights<F1>



                                                                           EQUITY FUND (CONT'D.)
                                             ----------------------------------------------------------------------------------
                                              YEAR ENDED  APRIL 10, 1995<F2>    JULY 1, 1994       YEAR ENDED     DEC. 13, 1992
                                               MAR. 31,         THROUGH              TO             JUNE 30,            TO
                                                 1997        MAR. 31, 1996      APRIL 9, 1995         1994        JUNE 30, 1993
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $13.07            $11.39              $10.48          $10.55             $10.00
----------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                         0.30              0.28                0.21            0.20               0.11
----------------------------------------
   Net realized and unrealized gains
   (losses) on investments                       1.63              2.13                1.48            0.15               0.54
----------------------------------------     --------          --------            --------        --------           --------
   Total from investment operations              1.93              2.41                1.69            0.35               0.65
----------------------------------------     --------          --------            --------        --------           --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income          0.30              0.28                0.22            0.20               0.10
----------------------------------------
   Distributions from capital gains              0.96              0.45                0.56            0.22                  _
----------------------------------------     --------          --------            --------        --------           --------
   Total distributions                           1.26              0.73                0.78            0.42               0.10
----------------------------------------     --------          --------            --------        --------           --------
NET ASSET VALUE, END OF PERIOD                 $13.74            $13.07              $11.39          $10.48             $10.55
----------------------------------------     ========          ========            ========        ========           ========
TOTAL RETURN<F3>                               14.99%            21.52%              16.48%           3.34%              6.55%
----------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s)          $259,200          $224,169            $161,323        $129,381           $111,059
----------------------------------------
   Ratio of net expenses to average
   net assets<F4>                               1.04%             0.99%               1.03%           1.04%              1.01%
----------------------------------------
   Ratio of net investment income to
   average net assets<F4>                       2.17%             2.32%               2.50%           1.93%              1.90%
----------------------------------------
   Ratio of net expenses to average
   net assets<F4><F5>                           1.10%             1.07%               1.62%           1.54%              1.32%
----------------------------------------
   Ratio of net investment income to
   average net assets<F4><F5>                   2.11%             2.24%               1.91%           1.43%              1.59%
----------------------------------------
   Portfolio turnover rate<F3>                 25.66%            26.60%              14.36%          15.86%              4.94%
------------------------------------------------------------------------------------------------------------------------------------

<F1> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.



                                                              BALANCED FUND
                                             -----------------------------------------------
                                            APRIL 1, 1998     YEAR ENDED      AUG. 6, 1996<F2>
                                                  TO           MAR. 31,              TO
                                            SEPT. 30, 1998       1998           MAR. 31, 1997
                                             (UNAUDITED)
-----------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD           $12.24            $10.41              $10.00
----------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                         0.19              0.38                0.21
----------------------------------------
   Net realized and unrealized gains
   (losses) on investments                     (0.66)              1.90                0.40
----------------------------------------     --------          --------            --------
   Total from investment operations            (0.47)              2.28                0.61
----------------------------------------     --------          --------            --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income          0.19              0.38                0.20
----------------------------------------
   Distributions from capital gains                 _              0.07                   _
----------------------------------------     --------          --------            --------
   Total distributions                           0.19              0.45                0.20
----------------------------------------     --------          --------            --------
NET ASSET VALUE, END OF PERIOD                 $11.58            $12.24              $10.41
----------------------------------------     ========          ========            ========
TOTAL RETURN<F3>                              (3.88)%            22.34%               6.14%
----------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s)           $26,100           $25,692             $10,895
----------------------------------------
   Ratio of net expenses to average
   net assets<F4>                               1.00%             0.88%               1.16%
----------------------------------------
   Ratio of net investment income to
   average net assets<F4>                       3.15%             3.37%               3.25%
----------------------------------------
   Ratio of net expenses to average
   net assets<F4><F5>                           1.31%             1.43%               3.04%
----------------------------------------
   Ratio of net investment income to
   average net assets<F4><F5>                   2.84%             2.82%               1.37%
----------------------------------------
   Portfolio turnover rate<F3>                 18.95%            10.46%               5.92%
----------------------------------------------------------------------------------------------------

<F1> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

SEMI-ANNUAL REPORT- FIRST OMAHA FUNDS
--------------------------------------------------------------------------------

Financial Highlights<F1> (continued)



                                                                              FIXED INCOME FUND
                                        --------------------------------------------------------------------------------------------
                                     APRIL 1, 1998  YEAR ENDED  YEAR ENDED  APRIL 10, 1995<F2> JULY 1, 1994 YEAR ENDED DEC. 13, 1992
                                           TO        MAR. 31,    MAR. 31,           TO              TO       JUNE 30,        TO
                                     SEPT. 30, 1998    1998        1997        MAR. 31, 1996  APRIL 9, 1995    1994    JUNE 30, 1993
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD      $10.45      $  9.84      $10.00     $   9.63             $9.58      $10.49      $10.00
----------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                    0.32         0.59        0.45         0.59              0.51        0.67        0.39
----------------------------------------
   Net realized and unrealized gains
   (losses) on investments                  0.54         0.61      (0.15)         0.35              0.07      (0.88)        0.47
---------------------------------------- --------    --------    --------     --------          --------    --------    --------
   Total from investment operations         0.86         1.20        0.30         0.94              0.58      (0.21)        0.86
---------------------------------------- --------    --------    --------     --------          --------    --------    --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income     0.32         0.59        0.46         0.57              0.53        0.67        0.37
----------------------------------------
   Distributions from capital gains            _            _           _            _                 _        0.03           _
---------------------------------------- --------    --------    --------     --------          --------    --------    --------
   Total distributions                      0.32         0.59        0.46         0.57              0.53        0.70        0.37
---------------------------------------- --------    --------    --------     --------          --------    --------    --------
NET ASSET VALUE, END OF PERIOD            $10.99       $10.45     $  9.84       $10.00             $9.63     $  9.58      $10.49
---------------------------------------- ========    ========    ========     ========          ========    ========    ========
TOTAL RETURN<F3>                           8.35%       12.50%       3.06%        9.79%             6.35%     (2.29)%       8.72%
----------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s)      $86,247      $77,671     $75,524      $76,342           $66,488     $61,714     $59,178
----------------------------------------
   Ratio of net expenses to average
   net assets<F4>                          0.88%        0.89%       0.89%        0.83%             0.87%       0.86%       0.79%
----------------------------------------
   Ratio of net investment income to
   average net assets<F4>                  5.95%        5.74%       4.48%        5.94%             6.98%       6.52%       6.89%
----------------------------------------
   Ratio of net expenses to average
   net assets<F4><F5>                      1.05%        1.05%       1.00%        0.96%             1.51%       1.41%       1.19%
----------------------------------------
   Ratio of net investment income to
   average net assets<F4><F5>              5.78%        5.58%       4.37%        5.81%             6.34%       5.97%       6.49%
----------------------------------------
   Portfolio turnover rate<F3>            13.65%       19.03%      12.66%       37.35%             7.04%      13.09%       2.62%
------------------------------------------------------------------------------------------------------------------------------------

<F1> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.


                                     FIRST OMAHA FUNDS - SEMI-ANNUAL REPORT
---------------------------------------------------------------------------





                                                                    SHORT/INTERMEDIATE FIXED INCOME FUND
                                     -----------------------------------------------------------------------------------------------
                                     APRIL 1, 1998  YEAR ENDED YEAR ENDED APRIL 10, 1995<F2> JULY 1, 1994  YEAR ENDED DEC. 13, 1992
                                           TO        MAR. 31,   MAR. 31,          TO             TO         JUNE 30,        TO
                                     SEPT. 30, 1998    1998       1997       MAR. 31, 1996   APRIL 9, 1995    1994    JUNE 30, 1993
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $9.97        $9.73      $9.85         $9.66            $9.62      $10.18      $10.00
----------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                    0.26         0.56       0.49          0.52             0.42        0.55        0.33
----------------------------------------
   Net realized and unrealized gains
   (losses) on investments                  0.39         0.24     (0.10)          0.17             0.05      (0.56)        0.16
------------------------------------------------     --------   --------      --------         --------    --------    --------
   Total from investment operations         0.65         0.80       0.39          0.69             0.47      (0.01)        0.49
------------------------------------------------     --------   --------      --------         --------    --------    --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income     0.26         0.56       0.51          0.50             0.43        0.55        0.31
----------------------------------------
   Distributions from capital gains            _            _          _             _                _           _           _
------------------------------------------------     --------    -------      --------         --------    --------    --------
   Total distributions                      0.26         0.56       0.51          0.50             0.43        0.55        0.31
------------------------------------------------     --------   --------      --------         --------    --------    --------
NET ASSET VALUE, END OF PERIOD            $10.36        $9.97      $9.73         $9.85            $9.66     $  9.62      $10.18
----------------------------------------========     ========   ========      ========         ========    ========    ========
TOTAL RETURN<F3>                           6.61%        8.37%      4.00%         7.24%            5.05%     (0.22)%       5.00%
----------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s)      $21,739      $19,509    $21,042       $22,056          $22,130     $21,938     $24,581
----------------------------------------
   Ratio of net expenses to average
   net assets<F4>                          0.98%        0.99%      0.97%         0.89%            0.88%       0.83%       0.79%
----------------------------------------
   Ratio of net investment income to
   average net assets<F4>                  5.13%        5.54%      5.01%         5.34%            5.63%       5.44%       5.91%
----------------------------------------
   Ratio of net expenses to average
   net assets<F4><F5>                      1.15%        1.15%      1.08%         1.02%            1.51%       1.38%       1.19%
----------------------------------------
   Ratio of net investment income to
   average net assets<F4><F5>              4.96%        5.38%      4.90%         5.21%            5.00%       4.89%       5.51%
----------------------------------------
   Portfolio turnover rate<F3>            14.68%       26.58%      4.73%        41.45%            9.93%      20.52%      15.58%
------------------------------------------------------------------------------------------------------------------------------------

<F1> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
See notes to financial statements.

SEMI-ANNUAL REPORT - FIRST OMAHA FUNDS
---------------------------------------------------------------
Financial Highlights<F1> (continued)



                                                                      U.S. GOVERNMENT OBLIGATIONS FUND
                                     -----------------------------------------------------------------------------------------------
                                     APRIL 1, 1998   YEAR ENDED  YEAR ENDED APRIL 10, 1995<F2>JULY 1, 1994  YEAR ENDED   YEAR ENDED
                                           TO         MAR. 31,    MAR. 31,         TO              TO        JUNE 30,     JUNE 30,
                                     SEPT. 30, 1998     1998        1997     MAR. 31, 1996    APRIL 9, 1995    1994         1993
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $1.00        $1.00       $1.00        $1.00             $1.00       $1.00       $1.00
----------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                    0.02         0.05        0.05         0.05              0.04        0.03        0.03
----------------------------------------
   Net realized and unrealized gains
   (losses) on investments                     _            _           _            _                 _           _           _
---------------------------------------- --------    --------    --------     --------          --------    --------    --------
   Total from investment operations         0.02         0.05        0.05         0.05              0.04        0.03        0.03
---------------------------------------- --------    --------    --------     --------          --------    --------    --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income     0.02         0.05        0.05         0.05              0.04        0.03        0.03
----------------------------------------
   Distributions from capital gains            _            _           _            _                 _           _           _
---------------------------------------- --------    --------    --------     --------          --------    --------    --------
   Total distributions                      0.02         0.05        0.05         0.05              0.04        0.03        0.03
---------------------------------------- --------    --------    --------     --------          --------    --------    --------
NET ASSET VALUE, END OF PERIOD             $1.00        $1.00       $1.00        $1.00             $1.00       $1.00       $1.00
---------------------------------------- ========    ========    ========     ========          ========    ========    ========
TOTAL RETURN<F3>                           2.44%        4.95%       4.76%        5.14%             3.51%       2.74%       2.72%
----------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s)     $114,191     $100,497    $125,413      $87,715           $76,105     $89,195     $91,785
----------------------------------------
   Ratio of net expenses to average
   net assets<F4>                          0.54%        0.55%       0.58%        0.54%             0.63%       0.60%       0.61%
----------------------------------------
   Ratio of net investment income to
   average net assets<F4>                  4.81%        4.83%       4.66%        5.12%             4.46%       2.68%       2.67%
----------------------------------------
   Ratio of net expenses to average
   net assets<F4><F5>                      0.58%        0.58%       0.59%        0.59%             1.23%       1.13%       0.96%
----------------------------------------
   Ratio of net investment income to
   average net assets<F4><F5>              4.77%        4.80%       4.65%        5.07%             3.86%       2.15%       2.32%
------------------------------------------------------------------------------------------------------------------------------------

<F1> Performance data for each Fund prior to April 10, 1995 relates to a corresponding predecessor First Omaha Fund, the assets of which were acquired on that date.
<F2> Commencement of operations
<F3> Not annualized
<F4> Annualized
<F5> During the period, certain fees were voluntarily reduced.  If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

                                          FIRST OMAHA FUNDS - SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

Notes to Financial Statements
September 30, 1998 (Unaudited)

1. ORGANIZATION

First Omaha Funds, Inc. (the "Company") was organized in October, 1994 as a Nebraska corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 1998, the only series presently authorized are the Small Cap Value Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fixed Income Fund and the U.S. Government Obligations Fund (individually referred to as a "Fund" and collectively as the "Funds").

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

(A) INVESTMENT VALUATION

Securities traded over-the-counter or on a national securities exchange are valued on the basis of market value in their principal and most representative market. Securities where the principal and most representative market is a national securities exchange are valued at the latest reported sale price on such exchange. Exchange-traded securities for which there were no transactions are valued at the latest reported bid price.

Securities traded on only over-the-counter markets are valued at the latest bid price. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review by the respective Fund's investment adviser, First National Bank of Omaha ("First National") or FNC Trust Group, n.a. ("FNC;" collectively, the "Advisers"), and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Short-term obligations (maturing within 60 days) are valued on an amortized cost basis. Securities for which quotations are not readily available and other assets are valued at fair value as determined in good faith by the Adviser under the supervision of the Board of Directors.

Pursuant to Rule 2a-7 of the 1940 Act, investments of the U.S. Government Obligations Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest, approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Fund may not (i) purchase any instrument with a remaining maturity greater than 13 months unless such investment is subject to a demand feature, or (ii) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

(B) REPURCHASE AGREEMENTS

The Funds may acquire repurchase agreements from financial institutions such as banks and broker/dealers which the Advisers deem creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

(C) ORGANIZATION COSTS

Costs incurred by the Funds in connection with their organization, registration and the initial public offering of shares have been deferred and will be amortized on a straight-line basis over a period of five years from the date upon which the

FIRST OMAHA FUNDS - SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

Notes to Financial Statements (continued)
September 30, 1998 (Unaudited)

Funds commenced their investment activities. Organization costs have been allocated equally among the respective Funds or by specific identification, as applicable. If any of the original shares of a Fund are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be reduced by the pro rata share of the unamortized expenses as of the date of redemption. The pro rata share by which the proceeds are reduced will be derived by dividing the number of original shares of the Fund being redeemed by the total number of original shares outstanding at the time of redemption.

(D) EXPENSES

The Funds are charged for those expenses that are directly attributable to each portfolio, such as advisory and custodian fees. Expenses that are not directly attributable to a portfolio are typically allocated among the portfolios in proportion to their respective net assets.

(E) DISTRIBUTIONS TO SHAREHOLDERS

The U.S. Government Obligations Fund declares dividends of net investment income daily. The remaining Funds declare dividends monthly; all of the Funds pay dividends of net investment income monthly. Distributions of net realized capital gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

(F) FEDERAL INCOME TAXES

Each Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of the income to its shareholders which will be sufficient to relieve it from all or substantially all federal income taxes.

As of March 31, 1998, each of the Fixed Income Fund, Short/Intermediate Fixed Income Fund and U.S. Government Obligations Fund had federal income tax capital loss carryforwards of $39,879, $342,917 and $19,280, respectively. The $39,879 federal income tax loss carryforward for the Fixed Income Fund expires as follows: $31,650 in 2004 and $8,229 in 2006. The $342,917 federal income tax loss carryforward for the Short/Intermediate Fixed Income Fund expires as follows: $30,031 in 2002, $147,691 in 2003, $109,194 in 2004 and $56,001 in
2005. The $19,280 federal income tax loss carryforward for the U.S. Government Obligations Fund expires as follows: $16,038 in 2003 and $3,242 in 2006. It is management's intention to make no distribution of any future realized capital gains until the federal income tax loss carryforwards are exhausted.

(G) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

(H) OTHER

Investment transactions are accounted for on the trade date plus one. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Original issue discount is amortized over the expected life of each applicable security.

                                          FIRST OMAHA FUNDS - SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Funds have agreements with the respective Advisers to furnish investment advisory services to the Funds. Under the terms of these agreements, the Funds will pay a monthly fee at the annual rate of the following percentages on average daily net assets: to First National, 0.85% for the Small Cap Value Fund, 0.75% for the Equity Fund, 0.75% for the Balanced Fund, 0.60% for the Fixed Income Fund, 0.50% for the Short/Intermediate Fixed Income Fund and 0.25% for the U.S. Government Obligations Fund; and to FNC, 0.75% for the Growth Fund. For the period ended September 30, 1998, advisory fees of $28,730, $13,257, $26,657, $20,165 and $5,005 were waived in the Small Cap Value Fund, the Growth Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fixed Income Fund, respectively.

First National also serves as custodian and transfer agent for each of the Funds. The custodian receives compensation from each of the Funds for such services in an amount equal to a fee, computed daily and payable monthly, at an annual rate of 0.03% of each Fund's average daily net assets. For the period ended September 30, 1998, custody fees of $2,463, $1,591, $44,939, $3,998,
$12,099 and $3,003 were waived in the Small Cap Value Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Interme-diate Fixed Income Fund, respectively. The transfer agent also receives compensation from each of the Funds for such services.

Sunstone Financial Group, Inc. (the "Administrator") acts as Administrator for each of the Funds. As compensation for its administrative and fund accounting services and the assumption of certain administrative expenses, the Administrator is entitled to a fee, computed daily and payable monthly, at an annual rate of 0.20% of each Fund's average daily net assets. The Small Cap Value Fund and the Growth Fund are each subject to a $50,000 minimum annual fee. For the period ended September 30, 1998, administrative fees of $5,905, $8,335, $58,677, $5,221, $15,798, $3,921 and $20,283 were waived in the Small Cap Value
Fund, the Growth Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund, the Short/Intermediate Fixed Income Fund and the U.S. Government Obligations Fund, respectively.

The Advisers and the Administrator may periodically volunteer to reduce all or a portion of their fees with respect to one or more Funds. These waivers may be terminated at any time. The Advisers and the Administrator may not seek reimbursement of such voluntarily reduced fees at a later date. The reduction of such fees will cause the yield of that Fund to be higher than it would be in the absence of such reduction.

Sunstone Distribution Services, LLC (the "Distributor") acts as Distributor for each of the Funds. The Distributor receives no compensation from the Funds under its Distribution Agree-ment with the Company, but may receive compensation under the Distribution and Service Plan.

4. DISTRIBUTION AND SERVICE PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Distribution and Service Plan (the "Plan"), under which each Fund is authorized to pay a periodic amount representing distribution expenses calculated at an annual rate not to exceed 0.25% of the average daily net assets of that Fund. Such amount may be used to pay banks, broker/dealers and other institutions, which may include the Advisers, their correspondent and affiliated banks and the Distributor (each a "Participating Organization") for distribution and/or shareholder service assistance pursuant to an agreement between the Distributor and the Participating Organization. As of September 30, 1998, there are no 12b-1 Agreements with any Participating Organizations.

5. ADMINISTRATIVE SERVICES PLAN

The Company has adopted an Administrative Services Plan pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include the Advisers, their correspondent and affiliated banks and the Administrator (each a "Service Organization"). Such Service Organizations agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders who are the beneficial or record owner of shares of that Fund. In consideration for such services, a Service Organization receives a fee from a

SEMI-ANNUAL REPORT - FIRST OMAHA FUNDS
-----------------------------------------------------------------------------

Notes to Financial Statements (continued)
September 30, 1998 (Unaudited)


Fund, computed daily and paid monthly at an annual rate of up to 0.25% of the average daily net asset value of shares of that Fund owned beneficially or of record by such Service Organization's customers for whom the Service Organization provides such services. Effective November 1, 1996, the
Company entered into an agreement under the Plan with First National at an annual rate of 0.10% of the average daily net assets serviced for each of the Small Cap Value Fund, the Equity Fund, the Balanced Fund, the Fixed Income Fund and the Short/Intermediate Fixed Income Fund. For the period ended September 30, 1998, fees of $7,591, $135,128, $10,775, $38,385 and $9,110 were accrued under this agreement, respectively, and fees of $3,797, $67,575, $5,397, $19,196 and $4,558 were waived by First National, respectively.

6. CAPITAL STOCK

The Company is authorized to issue a total of 1,000,000,000 shares of common stock in series with a par value of $0.00001 per share. The Board of Directors is empowered to issue other series of the Company's shares without share-holder approval.

Each share of stock will have a pro rata interest in the assets of the Fund to which the stock of that series relates and will have no interest in the assets of any other Fund.

Transactions in shares of the Funds for the period ended
September 30, 1998 were as follows:

                                                                                                          SHORT/           U.S.
                                          SMALL CAP                                          FIXED     INTERMEDIATE     GOVERNMENT
                                            VALUE        GROWTH       EQUITY    BALANCED    INCOME     FIXED INCOME    OBLIGATIONS
                                            FUND          FUND         FUND       FUND       FUND          FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                 239,194    1,451,433   1,282,417    367,023    657,017       351,002      187,172,333
---------------------------------------
Shares issued to holders in reinvestment
  of dividends                                9,941        4,425     162,181     35,013    223,678        49,840           98,858
---------------------------------------
Shares redeemed                           (173,685)     (96,072) (1,594,665)  (246,725)  (465,137)     (260,954)    (173,577,558)
---------------------------------------   ---------    ---------  ----------  ---------  ---------     ---------    -------------
Net increase (decrease)                      75,450    1,359,786   (150,067)    155,311    415,558       139,888       13,693,633
                                             ======    =========   =========    =======    =======       =======       ==========
------------------------------------------------------------------------------------------------------------------------------------


Transactions in shares of the Funds for the period ended March 31, 1998 were as follows:

                                                                                                          SHORT/           U.S.
                                          SMALL CAP                                          FIXED     INTERMEDIATE     GOVERNMENT
                                            VALUE        GROWTH       EQUITY    BALANCED    INCOME     FIXED INCOME    OBLIGATIONS
                                            FUND          FUND         FUND       FUND       FUND          FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
Shares sold                                 781,847            _   2,375,188  1,284,222    1,077,720       317,106      378,648,091
----------------------------------------
Shares issued to holders in reinvestment
  of dividends                               51,971            _   1,679,612     68,840      427,624       107,312          158,162
----------------------------------------
Shares redeemed                           (200,574)            _ (3,648,325)  (300,447)  (1,747,925)     (628,537)    (403,722,643)
----------------------------------------  ---------    ---------  ----------  ---------    ---------     ---------    -------------
Net increase (decrease)                     633,244            _     406,475  1,052,615    (242,581)     (204,119)     (24,916,390)
                                            =======    =========   =========  =========    =========     =========     ============
------------------------------------------------------------------------------------------------------------------------------------

                                          FIRST OMAHA FUNDS - SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

7.INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the period ended September 30, 1998 were as follows:

                                                                                                          SHORT/           U.S.
                                          SMALL CAP                                          FIXED     INTERMEDIATE     GOVERNMENT
                                            VALUE        GROWTH       EQUITY    BALANCED    INCOME     FIXED INCOME    OBLIGATIONS
                                            FUND          FUND         FUND       FUND       FUND          FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------

Purchases
   U.S. Government                                -            -           -  $  253,672             -    $  779,225            -
   Other                                 $2,895,690  $14,191,092 $17,768,344   4,522,339   $15,265,533     2,335,673            -
----------------------------------------
Sales
   U.S. Government                                -            -           -   1,202,156     1,606,184     1,082,790            -
   Other                                  1,123,568    1,000,642  25,911,494   5,184,182     9,052,025     1,750,000            -
------------------------------------------------------------------------------------------------------------------------------------

As of September 30, 1998, gross unrealized appreciation and depreciation of investments were as follows:


                                                                                                          SHORT/           U.S.
                                          SMALL CAP                                          FIXED     INTERMEDIATE     GOVERNMENT
                                            VALUE        GROWTH       EQUITY    BALANCED    INCOME     FIXED INCOME    OBLIGATIONS
                                            FUND          FUND         FUND       FUND       FUND          FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------

Appreciation                           $    540,799 $    363,001 $ 56,062,237  $1,978,949  $7,197,643      $990,080              -
---------------------------------------
(Depreciation)                          (2,323,493)  (2,174,560) (14,036,675) (1,121,280)     (9,193)      (12,840)              -
--------------------------------------- -----------  -----------  -----------  ----------   ---------      --------        -------
Net appreciation (depreciation) on
  investments                          $(1,782,694) $(1,811,559)  $42,025,562  $  857,669  $7,188,450      $977,240              -
                                        ===========  ===========  ===========  ==========  ==========      ========        =======
------------------------------------------------------------------------------------------------------------------------------------

As of September 30, 1998, the cost of investments for federal income tax purposes is substantially the same as for financial statement purposes.

INVESTMENT ADVISER AND CUSTODIAN
First National Bank of Omaha
Attention: Trust Division
1620 Dodge
Omaha, Nebraska 68102

ADMINISTRATOR
Sunstone Financial Group, Inc.
207 E. Buffalo St., Suite 400
Milwaukee, Wisconsin 53202

DISTRIBUTOR
Sunstone Distribution Services, LLC
207 E. Buffalo St., Suite 400
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Cline, Williams, Wright, Johnson & Oldfather
One Pacific Place
1125 S. 103rd St., Suite 720
Omaha, Nebraska 68124-1071

AUDITORS
KPMG Peat Marwick LLP
Two Central Park Plaza, Suite 1501
Omaha, Nebraska 68102

This report has been prepared for the general information of First Omaha Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective First Omaha Funds prospectus. The prospectus contains more complete information about First Omaha Funds' investment objectives, management fees and expenses, risks and operating policies. Please read the prospectus carefully before investing or sending money.


    FOR MORE INFORMATION
    call 1-800-OMAHA-03
    or write to:
    First Omaha Funds
    P.O. Box 419022
    Kansas City, Missouri 64141-6022

                                                                       FBO503613